UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21918

Oppenheimer Global Multi Strategies Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: May 31

Date of reporting period: 5/31/2017

Item 1. Reports to Stockholders.

Annual Report 5/31/2017

OppenheimerFunds®

The Right Way
to Invest

Oppenheimer **Global Multi Strategies Fund**

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 5/31/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	BoA Merrill Lynch 3-Month U.S. Treasury Bill Index
1-Year	0.44%	-5.33%	0.44%
5-Year	2.68	1.48	0.16
10-Year	1.18	0.58	0.61

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

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Fund Performance Discussion

The Fund’s Class A shares (without sales charge) returned 0.44% during the reporting period. In comparison, the Fund performed in line with the BoA Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Index”), which also returned 0.44%.

MARKET OVERVIEW

The second half of 2016 was marked by numerous events that took the markets by surprise. The British referendum in June 2016 to leave the European Union (Brexit) initially raised the level of uncertainty in global markets. However, the markets staged an impressive rebound in July, as investor fears receded over the immediate implications of the Brexit vote. We saw central bank action remain supportive with the Bank of England and the European Central Bank (“ECB”)

making forceful statements outlining intentions to backstop market sentiment. Another major event was the election of Donald Trump in the early November U.S. presidential election. Markets began to price in optimism on fiscal spending and potential for broad reforms with the Republicans in control of both the presidency and Congress. Investors were most positive on the potential for fiscal expansion, through both infrastructure spending and tax cuts for individuals and corporations.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

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Markets started 2017 on a positive note, with business and consumer sentiment hitting recent highs in the U.S. and inflation figures generally coming in above expectations. Economic data continued to show signs that the global slowdown evident in early 2016 was abating, as continued strength in U.S. and global economic indicators helped maintain expectations of a cyclical upswing in growth. Although European political issues such as a potential “Frexit” and the demise of the euro remained near the surface, these fears eased and were later put to rest with the recent election of Emmanuel Macron. As February drew to a close, the Fed became increasingly vocal about the possibility of a March rate hike, and it followed through by raising short-term rates in March 2017 for the third time since the financial crisis, marking an increase in the pace of rate moves. By the end of March, a ‘chase for yield’ mentality began to return to markets, and both credit and government bond markets attracted buyers.

FUND REVIEW

During the reporting period, three of our major alternative strategy categories performed positively for the Fund, with Global Macro and Fixed-Income Alternatives performing the best. The Equity Market Neutral strategy detracted from performance during the reporting period.

The positive performance of Global Macro, which involves tactical positioning in broad asset and/or sector classes, was driven by its tactical asset allocation. Under the tactical asset allocation strategy, we implement long or short positions on U.S. duration and U.S. equities based on one-day forecast models that use momentum and intermediate-term macro forecast models as inputs. The strategy’s long position in U.S. equities benefited during the reporting period. U.S. equities rallied strongly over the one-year reporting period. Also benefiting the Fund’s performance was our exposure to senior floating rate bank notes and our commodities strategy, which consists of a basket of commodities that we have long or short positions in depending on our view of the commodity markets. Offsetting the performance of Global Macro a degree was our FX momentum strategy. Under this strategy, we use momentum and volume factors to long or short select currencies. Our decisions in this strategy did not work in our favor this reporting period.

The Fund’s Fixed-Income Alternatives strategy involves investments in sovereign and corporate fixed-income securities as well as fixed-income alternatives, such catastrophe (“cat”) bonds. The strongest areas were cat bonds, high yield and sovereign bonds. We have a disciplined approach when seeking to invest in cat bonds. We search for cat bonds that have a high level of yield potential combined with a lower risk of default. This approach worked in our favor this reporting period. Under the high yield strategy, we purchase high yield bonds and then monitor each bond’s default and momentum characteristics to determine whether certain bonds are deteriorating in credit quality.

4      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Bonds that we determine are deteriorating in credit quality are removed and replaced with another bond. This strategy worked in our favor during the reporting period. In the sovereign bond strategy, the Fund seeks government bonds to be long and short in based on the shape of their yield curves. Positive performers this period included our long position in the UK and short position in Japan.

The Volatility strategy also produced positive results for the Fund. The strategy involves investment in options and other derivatives to take advantage of mispricing opportunities in the options markets. Within Volatility, our variance daily versus weekly strategy and dynamic VIX futures strategy drove the performance. In the variance daily versus weekly strategy, we attempt to capture mean reverting patterns of the U.S. equity market using variance swaps. It attempts to identify moments where the market may rally or decline and takes positions in opposite of those trends to exploit for reversal outcomes. Our decisions in this strategy benefited during the period. With the VIX futures strategy, we were able to exploit the stabilization of the VIX index as market volatility fell over the period.

The Fund’s Equity Market Neutral strategy involves investments in equity securities while seeking to minimize systematic equity risk. The equity risk parity and equity dynamic factor strategies were the worst performers. Under equity risk parity, we look at volatility to determine stocks to favor. We use the strategy to seek stocks with low volatility properties over a number of countries. Equity dynamic factor seeks stocks across countries to invest in, based on a market-neutral basis. This strategy did not work out this reporting period.

STRATEGY & OUTLOOK

Interest rates should rise, but not as fast as previously expected. Rates should continue moving higher. But given the emerging struggles by the Republican majorities in the House and Senate, and the struggles of the Trump administration, it now appears that the level of fiscal stimulus that has been priced into equity and bond markets may have been too optimistic. We believe that the stimulus will eventually arrive but it may be delayed or pared back, which could put the brakes on any acceleration in the rate normalization path.

Emerging market equities expected to outshine. We have seen the U.S. equity market march higher but we expect emerging markets to outperform in the months ahead as investors look to international equities as opportunities for better returns. A strong dollar will likely give this market extra fuel, and we expect that emerging market equities will start to close the valuation gap with developed market equities.

Mega cap stocks continue to grow. There has been a surge in “mega cap” stocks that continue to grow significantly. Examples include Amazon and its recent announcement

5      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

to acquire Whole Foods. We expect these companies to continue deploying cash for mergers and expanding even further. As such, we are looking to benefit by seeking opportunities that may benefit from this trend (i.e., undervalued companies that can potentially be acquired).

Caleb Wong Portfolio Manager

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Top Holdings and Allocations

PORTFOLIO ALLOCATION
Common Stocks	48.3%
Non-Convertible Corporate Bonds and Notes	22.1
Event-Linked Bonds
Multiple Event	6.2
Earthquake	4.7
Other	2.2
Windstorm	1.7
Longevity	0.2
Investment Companies
Oppenheimer Institutional Government Money Market Fund	8.3
Scottish Mortgage Investment Trust plc	0.1
Short-Term Notes	5.3
Preferred Stocks	0.4
Mortgage-Backed Obligations Government Agency	0.3
Convertible Corporate Bonds and Notes	0.2
Rights, Warrants and Certificates	—*

*	Represents a value of less than 0.05%.

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2017, and are based on the total market value of investments.

TOP TEN HOLDINGS
Oppenheimer Institutional Government Money Market Fund, Cl. E	8.2%
United States Treasury Bills, 0.875%, 9/7/17	5.2
MoneyGram International, Inc.	0.7
TerraForm Global, Inc., Cl. A	0.6
AdvancePierre Foods Holdings, Inc.	0.5
Benu Capital Ltd. Catastrophe Linked Nts., 3.35%, 1/8/20	0.5
Multi Packaging Solutions International Ltd.	0.5
Lumos Networks Corp.	0.5
Fidelity & Guaranty Life	0.5
OneBeacon Insurance Group Ltd., Cl. A	0.5

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2017, and are based on net assets. For more current Top 10 Fund holdings, please visit oppenheimerfunds.com.

7      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 5/31/17

	Inception Date	1-Year	5-Year	10-Year
Class A (OARAX)	3/5/07	0.44%	2.68%	1.18%
Class C (OARCX)	1/27/12	-0.37	1.85	1.68*
Class I (OAIIX)	1/27/12	0.67	2.96	2.78*
Class Y (OARYX)	1/27/12	0.52	2.73	2.56*

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 5/31/17

	Inception Date	1-Year	5-Year	10-Year
Class A (OARAX)	3/5/07	-5.33%	1.48%	0.58%
Class C (OARCX)	1/27/12	-1.29	1.85	1.68*
Class I (OAIIX)	1/27/12	0.67	2.96	2.78*
Class Y (OARYX)	1/27/12	0.52	2.73	2.56*

*Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; and for Class C shares, the contingent deferred sales charge of 1%. There is no sales charge for Class I and Class Y shares. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the Bank of America (BoA) Merrill Lynch 3-Month U.S. Treasury Bill Index. The BoA Merrill Lynch 3-month U.S. Treasury Bill Index is an index of short-term U.S. Government securities with a remaining term to final maturity of less than three months. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

8      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

9      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended May 31, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended May 31, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Actual	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017	Expenses Paid During 6 Months Ended May 31, 2017
Class A	$1,000.00	$1,017.40	$6.56
Class C	1,000.00	1,013.10	10.75
Class I	1,000.00	1,018.30	5.30
Class Y	1,000.00	1,017.80	6.05

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,018.45	6.56
Class C	1,000.00	1,014.31	10.75
Class I	1,000.00	1,019.70	5.30
Class Y	1,000.00	1,018.95	6.06

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended May 31, 2017 are as follows:

Class	Expense Ratios
Class A	1.30%
Class C	2.13
Class I	1.05
Class Y	1.20

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Consolidated Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

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CONSOLIDATED

STATEMENT OF INVESTMENTS May 31, 2017

	Shares	Value

Common Stocks—47.4%

Consumer Discretionary—6.9%

Auto Components—0.3%

American Axle & Manufacturing Holdings, Inc.[1]	638	$9,640

Cooper Tire & Rubber Co.	442	15,912

Cooper-Standard Holdings, Inc.[1]	194	20,954

Dana, Inc.	1,201	25,365

Dorman Products, Inc.[1]	288	24,019

Fox Factory Holding Corp.[1]	308	10,118

Gentherm, Inc.[1]	306	11,536

GKN plc	8,109	36,575

Horizon Global Corp.[1]	174	2,560

LCI Industries	206	18,334

Modine Manufacturing Co.[1]	418	6,354

Motorcar Parts of America, Inc.[1]	156	4,535

Standard Motor Products, Inc.	190	9,245

Stoneridge, Inc.[1]	305	4,715

Strattec Security Corp.	30	1,066

Superior Industries International, Inc.	210	4,095

Tenneco, Inc.	452	25,696

Tower International, Inc.	223	5,174

Valeo SA	1,335	93,040

Workhorse Group, Inc.[1]	230	810

		329,743

Automobiles—0.0%

Ford Motor Co.	2,094	23,285

General Motors Co.	717	24,328

Winnebago Industries, Inc.	263	6,443

		54,056

Distributors—0.0%

Core-Mark Holding Co., Inc.	385	13,109

Weyco Group, Inc.	88	2,405

		15,514

Diversified Consumer Services—0.3%

Adtalem Global Education, Inc.	524	19,598

American Public Education, Inc.[1]	177	3,894

Ascent Capital Group, Inc., Cl. A1	103	1,418

Bridgepoint Education, Inc.[1]	388	5,370

Bright Horizons Family Solutions, Inc.[1]	491	37,669

Cambium Learning Group, Inc.[1]	507	2,520

Capella Education Co.	97	8,395

Career Education Corp.[1]	572	5,400

Carriage Services, Inc., Cl. A	139	3,654

Chegg, Inc.[1]	765	9,180

Collectors Universe, Inc.	98	2,455

Grand Canyon Education, Inc.[1]	397	31,125

Houghton Mifflin Harcourt Co.[1]	9,534	117,745

12      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

	Shares	Value

Diversified Consumer Services (Continued)

K12, Inc.[1]	445	$8,379

Laureate Education, Inc., Cl. A1	1,448	24,210

Liberty Tax, Inc.	107	1,509

Regis Corp.[1]	386	3,648

Rentokil Initial plc	13,577	46,520

Sotheby’s1	442	23,245

Strayer Education, Inc.	93	8,226

		364,160

Hotels, Restaurants & Leisure—2.5%

Accor SA	3,505	166,549

Belmond Ltd., Cl. A1	849	10,485

Biglari Holdings, Inc.[1]	23	8,745

BJ’s Restaurants, Inc.[1]	186	8,333

Bloomin’ Brands, Inc.	867	17,366

Bob Evans Farms, Inc.	165	11,618

Bojangles’, Inc.[1]	305	5,337

Boyd Gaming Corp.[1]	942	23,936

Buffalo Wild Wings, Inc.[1]	135	19,399

Caesars Acquisition Co., Cl. A1	1,155	20,386

Carnival plc	923	59,146

Carrols Restaurant Group, Inc.[1]	387	4,586

Century Casinos, Inc.[1]	204	1,593

Cheesecake Factory, Inc. (The)	398	23,474

Churchill Downs, Inc.	138	23,136

Chuy’s Holdings, Inc.[1]	140	3,766

ClubCorp Holdings, Inc.	547	7,275

Compass Group plc	2,361	50,838

Dave & Buster’s Entertainment, Inc.[1]	352	23,478

Del Frisco’s Restaurant Group, Inc.[1]	239	4,063

Del Taco Restaurants, Inc.[1]	327	4,195

Denny’s Corp.[1]	595	7,081

DineEquity, Inc.	150	6,863

El Pollo Loco Holdings, Inc.[1]	321	4,382

Eldorado Resorts, Inc.[1]	393	8,155

Fiesta Restaurant Group, Inc.[1]	223	4,917

Fogo de Chao, Inc.[1]	235	3,220

Golden Entertainment, Inc.	185	3,073

Habit Restaurants, Inc. (The), Cl. A1	168	3,116

ILG, Inc.	1,040	28,018

InterContinental Hotels Group plc	752	42,444

International Speedway Corp., Cl. A	489	17,262

Intrawest Resorts Holdings, Inc.[1]	23,416	555,193

J Alexander’s Holdings, Inc.[1]	123	1,396

Jack in the Box, Inc.	264	28,137

Kona Grill, Inc.[1]	87	348

La Quinta Holdings, Inc.[1]	974	13,500

Lindblad Expeditions Holdings, Inc.[1]	381	3,627

Luby’s, Inc.[1]	242	644

13      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Shares	Value

Hotels, Restaurants & Leisure (Continued)

Marcus Corp. (The)	294	$9,702

Marriott Vacations Worldwide Corp.	225	26,217

McDonald’s Corp.	929	140,177

Merlin Entertainments plc[2]	10,314	70,312

Monarch Casino & Resort, Inc.[1]	192	5,789

Nathan’s Famous, Inc.[1]	35	2,202

Paddy Power Betfair plc	523	54,379

Panera Bread Co., Cl. A1	1,740	547,213

Papa John’s International, Inc.	306	24,654

Penn National Gaming, Inc.[1]	760	14,691

Pinnacle Entertainment, Inc.[1]	466	9,129

Planet Fitness, Inc., Cl. A	511	11,165

Potbelly Corp.[1]	210	2,415

Red Lion Hotels Corp.[1]	195	1,277

Red Robin Gourmet Burgers, Inc.[1]	107	7,712

Red Rock Resorts, Inc., Cl. A	550	13,002

Ruby Tuesday, Inc.[1]	505	1,111

Ruth’s Hospitality Group, Inc.	335	7,236

Scientific Games Corp., Cl. A1	734	17,029

SeaWorld Entertainment, Inc.	7,464	133,232

Shake Shack, Inc., Cl. A1	210	7,774

Sodexo SA	1,224	167,020

Sonic Corp.	360	10,519

Speedway Motorsports, Inc.	450	7,749

Starbucks Corp.	1,098	69,844

Texas Roadhouse, Inc., Cl. A	589	28,814

TUI AG	3,044	47,026

Whitbread plc	1,010	55,861

Wingstop, Inc.	240	6,842

Zoe’s Kitchen, Inc.[1]	162	2,253

		2,731,426

Household Durables—0.3%

AV Homes, Inc.[1]	187	2,931

Bassett Furniture Industries, Inc.	89	2,643

Beazer Homes USA, Inc.[1]	280	3,416

Cavco Industries, Inc.[1]	75	8,269

Century Communities, Inc.[1]	180	4,482

CSS Industries, Inc.	76	2,021

Ethan Allen Interiors, Inc.	231	6,225

Flexsteel Industries, Inc.	65	3,292

Green Brick Partners, Inc.[1]	408	4,039

Helen of Troy Ltd.[1]	225	20,475

Hooker Furniture Corp.	127	5,448

Hovnanian Enterprises, Inc., Cl. A1	1,229	2,987

Installed Building Products, Inc.[1]	263	13,045

iRobot Corp.[1]	227	21,047

KB Home	711	14,917

La-Z-Boy, Inc.	536	14,204

14      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

	Shares	Value

Household Durables (Continued)

Libbey, Inc.	182	$1,487

Lifetime Brands, Inc.	160	2,944

M/I Homes, Inc.[1]	207	5,835

MDC Holdings, Inc.	429	14,436

Meritage Homes Corp.[1]	334	13,327

NACCO Industries, Inc., Cl. A	57	3,776

New Home Co., Inc. (The)[1]	174	1,871

Taylor Morrison Home Corp., Cl. A1	435	10,114

Taylor Wimpey plc	18,147	47,505

TopBuild Corp.[1]	415	22,223

TRI Pointe Group, Inc.[1]	1,327	16,415

UCP, Inc., Cl. A1	87	957

Universal Electronics, Inc.[1]	121	7,817

William Lyon Homes, Cl. A1	265	6,002

ZAGG, Inc.[1]	234	1,954

		286,104

Internet & Catalog Retail—0.2%

1-800-Flowers.com, Inc., Cl. A1	547	5,470

Amazon.com, Inc.[1]	65	64,650

Etsy, Inc.[1]	967	12,968

FTD Cos., Inc.[1]	228	3,949

Gaia, Inc., Cl. A1	126	1,373

HSN, Inc.	436	14,453

Liberty TripAdvisor Holdings, Inc., Cl. A1	625	7,406

Nutrisystem, Inc.	249	12,961

Overstock.com, Inc.[1]	212	2,979

PetMed Express, Inc.	171	6,000

Priceline Group, Inc. (The)[1]	42	78,838

Shutterfly, Inc.[1]	281	13,907

		224,954

Leisure Products—0.1%

Acushnet Holdings Corp.	618	11,742

American Outdoor Brands Corp.[1]	470	10,645

Callaway Golf Co.	785	10,001

Escalade, Inc.	120	1,440

JAKKS Pacific, Inc.[1]	162	680

Johnson Outdoors, Inc., Cl. A	83	3,564

Malibu Boats, Inc., Cl. A1	149	3,613

Marine Products Corp.	291	3,961

MCBC Holdings, Inc.	204	3,923

Nautilus, Inc.[1]	257	4,665

		54,234

Media—1.2%

AMC Entertainment Holdings, Inc., Cl. A	1,206	27,135

Comcast Corp., Cl. A	1,892	78,877

Daily Journal Corp.[1]	12	2,524

15      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Shares	Value

Media (Continued)

Entravision Communications Corp., Cl. A	989	$5,687

Eros International plc[1]	506	4,858

EW Scripps Co. (The), Cl. A1	684	11,751

Gannett Co., Inc.	942	7,395

Global Eagle Entertainment, Inc.[1]	712	2,200

Gray Television, Inc.[1]	795	9,580

Hemisphere Media Group, Inc., Cl. A1	352	3,960

IMAX Corp.[1]	555	13,903

Informa plc	5,255	45,469

ITV plc	16,859	42,520

Liberty Media Corp.-Liberty Braves[1]	412	9,608

Liberty Media Corp.-Liberty Braves[1]	412	9,773

Liberty Media Corp.-Liberty Formula One, Cl. A1	699	22,298

Liberty Media Corp.-Liberty Formula One, Cl. C1	699	23,277

Loral Space & Communications, Inc.[1]	258	10,191

MDC Partners, Inc., Cl. A	440	3,652

Media General, Inc.[1,3]	958	1,945

Meredith Corp.	372	20,125

MSG Networks, Inc., Cl. A1	626	13,177

National CineMedia, Inc.	499	3,628

New Media Investment Group, Inc.	447	5,780

New York Times Co. (The), Cl. A	1,344	23,654

Nexstar Media Group, Inc., Cl. A	256	14,643

Publicis Groupe SA	2,129	163,107

Reading International, Inc., Cl. A1	254	4,054

RELX plc	3,633	77,918

Saga Communications, Inc., Cl. A	49	2,374

Salem Media Group, Inc., Cl. A	283	1,939

Scholastic Corp.	291	12,376

Sinclair Broadcast Group, Inc., Cl. A	753	24,397

Sky plc	5,280	67,472

Time Warner, Inc.	1,231	122,472

Time, Inc.	825	10,312

Townsquare Media, Inc., Cl. A1	202	2,032

Tribune Media Co., Cl. A	4,001	152,838

tronc, Inc.[1]	304	3,411

Twenty-First Century Fox, Inc., Cl. A	1,841	49,928

Twenty-First Century Fox, Inc., Cl. B	1,738	46,752

Urban One, Inc.[1]	406	812

Walt Disney Co. (The)	822	88,727

World Wrestling Entertainment, Inc., Cl. A	637	13,001

WPP plc	1,881	42,361

		1,303,893

Multiline Retail—0.2%

Big Lots, Inc.	369	18,018

Fred’s, Inc., Cl. A	4,968	68,360

Marks & Spencer Group plc	12,674	62,599

Next plc	695	39,067

16      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

	Shares	Value

Multiline Retail (Continued)

Ollie’s Bargain Outlet Holdings, Inc.[1]	507	$20,863

Target Corp.	831	45,830

Tuesday Morning Corp.[1]	377	641

		255,378

Specialty Retail—0.8%

Aaron’s, Inc.	596	21,766

Abercrombie & Fitch Co., Cl. A	565	7,452

American Eagle Outfitters, Inc.	1,517	17,445

America’s Car-Mart, Inc.[1]	66	2,386

Asbury Automotive Group, Inc.[1]	177	9,903

Ascena Retail Group, Inc.[1]	1,626	2,878

At Home Group, Inc.[1]	504	9,445

Barnes & Noble Education, Inc.[1]	386	3,663

Barnes & Noble, Inc.	597	4,000

Big 5 Sporting Goods Corp.	184	2,558

Boot Barn Holdings, Inc.[1]	221	1,722

Build-A-Bear Workshop, Inc.[1]	132	1,419

Caleres, Inc.	358	9,788

Camping World Holdings, Inc., Cl. A	158	4,266

Cato Corp. (The), Cl. A	222	4,476

Chico’s FAS, Inc.	1,074	10,160

Children’s Place, Inc. (The)	148	16,014

Citi Trends, Inc.	124	2,263

Conn’s, Inc.[1]	258	4,412

Container Store Group, Inc. (The)[1]	400	2,304

Destination XL Group, Inc.[1]	423	1,015

DSW, Inc., Cl. A	669	11,259

Express, Inc.[1]	654	5,075

Finish Line, Inc. (The), Cl. A	336	4,741

Five Below, Inc.[1]	458	23,495

Francesca’s Holdings Corp.[1]	313	3,963

Genesco, Inc.[1]	166	6,175

Group 1 Automotive, Inc.	179	10,767

Guess?, Inc.	701	8,440

Haverty Furniture Cos., Inc.	230	5,508

Hibbett Sports, Inc.[1]	181	4,199

Home Depot, Inc. (The)	407	62,479

Kingfisher plc	13,120	55,062

Kirkland’s, Inc.[1]	133	1,204

Lithia Motors, Inc., Cl. A	210	19,079

Lowe’s Cos., Inc.	305	24,025

Lumber Liquidators Holdings, Inc.[1]	236	6,839

MarineMax, Inc.[1]	203	3,664

Monro Muffler Brake, Inc.	272	13,491

Office Depot, Inc.	4,297	21,958

Party City Holdco, Inc.[1]	997	16,500

Pier 1 Imports, Inc.	694	3,477

Rent-A-Center, Inc.	10,481	119,588

17      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Shares	Value

Specialty Retail (Continued)

Sears Hometown & Outlet Stores, Inc.[1]	189	$576

Select Comfort Corp.[1]	348	10,022

Shoe Carnival, Inc.	151	3,088

Sonic Automotive, Inc., Cl. A	375	7,050

Sportsman’s Warehouse Holdings, Inc.[1]	350	2,041

Stein Mart, Inc.	392	572

Tailored Brands, Inc.	407	4,322

Tesco plc[1]	15,292	36,204

Tiffany & Co.	2,406	209,226

Tile Shop Holdings, Inc.	431	8,469

Tilly’s, Inc., Cl. A	240	2,532

Vitamin Shoppe, Inc.[1]	195	2,262

West Marine, Inc.	276	2,713

Winmark Corp.	35	4,288

Zumiez, Inc.[1]	208	2,964

		866,652

Textiles, Apparel & Luxury Goods—1.0%

Burberry Group plc	1,662	38,918

Columbia Sportswear Co.	583	31,645

Crocs, Inc.[1]	614	4,194

Culp, Inc.	103	3,306

Deckers Outdoor Corp.[1]	266	18,450

Delta Apparel, Inc.[1]	63	1,190

Fossil Group, Inc.[1]	403	4,340

G-III Apparel Group Ltd.[1]	406	7,945

Iconix Brand Group, Inc.[1]	476	2,851

Kate Spade & Co.[1]	29,834	549,542

Kering	505	167,156

LVMH Moet Hennessy Louis Vuitton SE	522	133,335

Movado Group, Inc.	191	4,030

NIKE, Inc., Cl. B	889	47,108

Oxford Industries, Inc.	140	7,524

Perry Ellis International, Inc.[1]	130	2,384

Sequential Brands Group, Inc.[1]	521	1,672

Steven Madden Ltd.[1]	504	19,782

Superior Uniform Group, Inc.	122	2,355

Unifi, Inc.[1]	152	4,277

Vera Bradley, Inc.[1]	302	2,842

Wolverine World Wide, Inc.	810	21,060

		1,075,906

Consumer Staples—4.5%

Beverages—0.7%

Boston Beer Co., Inc. (The), Cl. A1	103	14,703

Coca-Cola Bottling Co. Consolidated	78	17,764

Coca-Cola Co. (The)	2,467	12,174

Coca-Cola HBC AG1	3,865	112,228

Craft Brew Alliance, Inc.[1]	161	2,689

18      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

	Shares	Value

Beverages (Continued)

Diageo plc	2,144	$64,294

MGP Ingredients, Inc.	139	7,118

National Beverage Corp.	388	37,229

PepsiCo, Inc.	726	84,848

Pernod Ricard SA	2,064	280,374

Primo Water Corp.[1]	244	2,999

		736,420

Food & Staples Retailing—1.0%

Andersons, Inc. (The)	235	8,248

Carrefour SA1	6,860	179,251

Chefs’ Warehouse, Inc. (The)[1]	8,275	125,366

Costco Wholesale Corp.	348	62,790

CVS Health Corp.	1,201	92,273

Ingles Markets, Inc., Cl. A	164	6,002

J Sainsbury plc	17,555	63,566

Natural Grocers by Vitamin Cottage, Inc.[1]	187	1,853

Performance Food Group Co.[1]	835	23,630

PriceSmart, Inc.	254	22,416

Smart & Final Stores, Inc.[1]	608	7,965

SpartanNash Co.	313	9,327

SUPERVALU, Inc.[1]	2,236	8,609

United Natural Foods, Inc.[1]	422	16,855

Village Super Market, Inc., Cl. A	106	2,637

Walgreens Boots Alliance, Inc.	530	42,941

Wal-Mart Stores, Inc.	1,424	111,926

Weis Markets, Inc.	224	11,563

Whole Foods Market, Inc.	5,795	202,767

Wm Morrison Supermarkets plc	18,629	59,139

		1,059,124

Food Products—1.9%

Admiral Group plc	2,486	65,256

AdvancePierre Foods Holdings, Inc.	14,224	572,800

Alico, Inc.	69	2,067

Associated British Foods plc	1,589	61,356

B&G Foods, Inc.	554	22,465

Calavo Growers, Inc.	146	9,884

Danone SA	4,323	320,977

Darling Ingredients, Inc.[1]	1,805	28,284

Dean Foods Co.	756	13,789

Farmer Brothers Co.[1]	140	4,200

Fresh Del Monte Produce, Inc.	428	21,691

Freshpet, Inc.[1]	283	4,302

Inventure Foods, Inc.[1]	20,677	87,877

J&J Snack Foods Corp.	156	20,296

John B Sanfilippo & Son, Inc.	94	6,088

Kraft Heinz Co. (The)	659	60,760

Lancaster Colony Corp.	301	37,273

19      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Shares	Value

Food Products (Continued)

Landec Corp.[1]	228	$3,192

Lifeway Foods, Inc.[1]	135	1,326

Limoneira Co.	119	2,193

Mead Johnson Nutrition Co., Cl. A	6,056	541,528

Mondelez International, Inc., Cl. A	727	33,871

Omega Protein Corp.	187	3,263

Sanderson Farms, Inc.	190	22,553

Seaboard Corp.	10	40,495

Seneca Foods Corp., Cl. A1	107	3,296

Snyder’s-Lance, Inc.	803	29,510

Tootsie Roll Industries, Inc.	531	18,426

Unilever plc	1,121	62,566

		2,101,584

Household Products—0.2%

Central Garden & Pet Co.[1]	427	12,776

Central Garden & Pet Co., Cl. A1	561	16,218

Colgate-Palmolive Co.	714	54,521

HRG Group, Inc.[1]	1,670	31,680

Oil-Dri Corp. of America	74	2,551

Procter & Gamble Co. (The)	819	72,146

Reckitt Benckiser Group plc	746	76,304

WD-40 Co.	118	12,472

		278,668

Personal Products—0.4%

Avon Products, Inc.[1]	3,650	12,410

elf Beauty, Inc.[1]	378	9,250

Inter Parfums, Inc.	260	9,048

L’Oreal SA	1,263	270,286

Medifast, Inc.	99	4,119

Nature’s Sunshine Products, Inc.	156	1,973

Nutraceutical International Corp.	101	4,217

Peugeot SA	5,664	111,882

Revlon, Inc., Cl. A1	442	8,221

USANA Health Sciences, Inc.[1]	204	13,138

		444,544

Tobacco—0.3%

Alliance One International, Inc.[1]	107	1,123

Altria Group, Inc.	1,278	96,412

British American Tobacco plc	990	70,811

Imperial Brands plc	1,222	57,145

Philip Morris International, Inc.	490	58,702

Turning Point Brands, Inc.[1]	202	3,384

Universal Corp.	211	14,010

Vector Group Ltd.	1,066	23,175

		324,762

20      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

	Shares	Value

Energy—1.4%

Energy Equipment & Services—0.4%

Archrock, Inc.	4,799	$50,389

Atwood Oceanics, Inc.[1]	542	5,442

Bristow Group, Inc.	293	1,919

CARBO Ceramics, Inc.[1]	226	1,711

Dawson Geophysical Co.[1]	181	697

Era Group, Inc.[1]	175	1,472

Exterran Corp.[1]	389	10,970

Fairmount Santrol Holdings, Inc.[1]	1,865	8,877

Forum Energy Technologies, Inc.[1]	797	12,951

Geospace Technologies Corp.[1]	112	1,679

Halliburton Co.	610	27,566

Helix Energy Solutions Group, Inc.[1]	1,232	6,135

Hornbeck Offshore Services, Inc.[1]	304	511

Independence Contract Drilling, Inc.[1]	315	1,203

Matrix Service Co.[1]	222	1,809

McDermott International, Inc.[1]	2,665	16,550

Natural Gas Services Group, Inc.[1]	140	3,668

Newpark Resources, Inc.[1]	707	5,232

Oil States International, Inc.[1]	431	12,607

Parker Drilling Co.[1]	1,044	1,409

Pearson plc	6,661	60,849

PHI, Inc.[1]	172	1,531

Pioneer Energy Services Corp.[1]	644	1,578

RigNet, Inc.[1]	197	3,300

Schlumberger Ltd.	463	32,220

SEACOR Holdings, Inc.[1]	145	8,875

Smart Sand, Inc.[1]	324	3,156

TechnipFMC plc[1]	1,115	31,770

Tesco Corp.[1]	389	1,809

TETRA Technologies, Inc.[1]	959	2,963

Unit Corp.[1]	430	7,667

US Silica Holdings, Inc.	676	25,688

Vantage Drilling International[1]	447	79,343

Willbros Group, Inc.[1]	523	1,208

		434,754

Oil, Gas & Consumable Fuels—1.0%

Abraxas Petroleum Corp.[1]	1,127	2,074

Adams Resources & Energy, Inc.	46	1,834

Alon USA Energy, Inc.	597	7,373

Arch Coal, Inc., Cl. A	116	8,209

Ardmore Shipping Corp.	276	1,987

Bill Barrett Corp.[1]	632	2,187

BP plc	9,584	57,799

California Resources Corp.[1]	355	3,866

Callon Petroleum Co.[1]	1,677	18,984

Carrizo Oil & Gas, Inc.[1]	543	11,913

Chevron Corp.	447	46,256

21      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Shares	Value

Oil, Gas & Consumable Fuels (Continued)

Clean Energy Fuels Corp.[1]	1,214	$2,841

Cobalt International Energy, Inc.[1]	3,680	831

ConocoPhillips	460	20,557

Contango Oil & Gas Co.[1]	211	1,300

Delek US Holdings, Inc.	517	12,677

Denbury Resources, Inc.[1]	3,324	5,086

DHT Holdings, Inc.	779	3,287

Dorian LPG Ltd.[1]	459	3,585

Eclipse Resources Corp.[1]	2,173	4,867

Erin Energy Corp.[1]	1,774	3,104

Evolution Petroleum Corp.	276	2,015

Exxon Mobil Corp.	520	41,860

GasLog Ltd.	672	8,702

Gener8 Maritime, Inc.[1]	692	3,668

Green Plains, Inc.	320	6,832

Halcon Resources Corp.[1]	5,361	32,595

International Seaways, Inc.[1]	243	4,806

Jagged Peak Energy, Inc.[1]	1,776	23,106

Kinder Morgan, Inc.	1,295	24,294

Matador Resources Co.[1]	830	18,916

Navios Maritime Acquisition Corp.	1,256	1,809

Noble Energy, Inc.	558	16,009

Oasis Petroleum, Inc.[1]	1,971	19,237

Occidental Petroleum Corp.	567	33,413

Overseas Shipholding Group, Inc., Cl. A1	666	1,758

Pacific Ethanol, Inc.[1]	8,103	47,808

Panhandle Oil & Gas, Inc., Cl. A	139	2,697

Par Pacific Holdings, Inc.[1]	380	6,540

PDC Energy, Inc.[1]	548	27,214

Renault SA1	1,206	112,632

Renewable Energy Group, Inc.[1]	322	3,639

REX American Resources Corp.[1]	55	5,232

Ring Energy, Inc.[1]	410	5,322

Royal Dutch Shell plc, Cl. A	2,156	58,416

Royal Dutch Shell plc, Cl. B	2,068	57,280

RSP Permian, Inc.[1]	1,184	42,139

Sanchez Energy Corp.[1]	552	3,306

SandRidge Energy, Inc.[1]	1,128	22,323

Scorpio Tankers, Inc.	1,457	5,420

SemGroup Corp., Cl. A	551	17,081

SRC Energy, Inc.[1]	1,674	11,517

Teekay Corp.	719	4,393

Teekay Tankers Ltd., Cl. A	1,329	2,498

TOTAL SA	2,955	157,306

W&T Offshore, Inc.[1]	1,148	2,342

Western Refining, Inc.	941	34,064

Westmoreland Coal Co.[1]	204	1,340

22      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

	Shares	Value

Oil, Gas & Consumable Fuels (Continued)

WildHorse Resource Development Corp.[1]	765	$9,119

		1,099,265

Financials—8.5%

Capital Markets—1.0%

3i Group plc	3,510	40,517

Associated Capital Group, Inc., Cl. A	202	6,848

AXA SA	3,298	88,075

B. Riley Financial, Inc.	160	2,408

Bank of New York Mellon Corp. (The)	679	31,994

BGC Partners, Inc., Cl. A	2,333	27,506

BlackRock, Inc., Cl. A	79	32,330

Cohen & Steers, Inc.	383	15,014

Cowen, Inc., Cl. A1	228	3,431

Diamond Hill Investment Group, Inc.	29	5,864

Evercore Partners, Inc., Cl. A	327	22,171

FBR & Co.	58	1,027

Financial Engines, Inc.	519	19,670

Fortress Investment Group LLC, Cl. A4	66,712	531,028

GAIN Capital Holdings, Inc.	402	2,352

GAMCO Investors, Inc., Cl. A	246	7,134

Goldman Sachs Group, Inc. (The)	121	25,562

Greenhill & Co., Inc.	242	4,900

Hennessy Advisors, Inc.	64	920

Houlihan Lokey, Inc., Cl. A	731	24,540

INTL. FCStone, Inc.[1]	204	7,050

Investment Technology Group, Inc.	272	5,421

Janus Henderson Group plc[1]	725	22,678

KCG Holdings, Inc., Cl. A1	556	11,042

Ladenburg Thalmann Financial Services, Inc.[1]	1,619	3,465

Manning & Napier, Inc., Cl. A	125	581

Medley Management, Inc., Cl. A	48	278

Moelis & Co., Cl. A	172	6,037

Morgan Stanley	538	22,456

OM Asset Management plc	1,252	17,478

Oppenheimer Holdings, Inc., Cl. A	111	1,732

Piper Jaffray Cos.	107	6,276

PJT Partners, Inc., Cl. A	150	5,800

Pzena Investment Management, Inc., Cl. A	145	1,257

Safeguard Scientifics, Inc.[1]	170	1,878

Schroders plc	1,139	46,378

Silvercrest Asset Management Group, Inc., Cl. A	67	821

Stifel Financial Corp.[1]	556	23,702

Value Line, Inc.	81	1,412

Virtu Financial, Inc., Cl. A	334	5,444

Virtus Investment Partners, Inc.	58	5,841

Waddell & Reed Financial, Inc., Cl. A	693	11,601

Westwood Holdings Group, Inc.	74	4,039

23      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Shares	Value

Capital Markets (Continued)

WisdomTree Investments, Inc.	1,140	$10,841

		1,116,799

Commercial Banks—2.4%

1st Source Corp.	216	9,839

ACNB Corp.	51	1,441

Allegiance Bancshares, Inc.[1]	109	4,224

American National Bankshares, Inc.	72	2,509

Ameris Bancorp	310	13,438

Ames National Corp.	78	2,313

Arrow Financial Corp.	112	3,545

Atlantic Capital Bancshares, Inc.[1]	213	3,951

Banc of California, Inc.	416	8,445

BancFirst Corp.	133	12,562

Banco Latinoamericano de Comercio Exterior SA, Cl. E	303	8,181

Bancorp, Inc. (The)[1]	464	2,840

BancorpSouth, Inc.	770	22,099

Bank of America Corp.	918	20,572

Bank of Marin Bancorp	51	3,057

Bank of NT Butterfield & Son Ltd. (The)	581	19,161

Bank of the Ozarks, Inc.	1,014	44,819

Bankwell Financial Group, Inc.	84	2,607

Banner Corp.	277	14,872

Bar Harbor Bankshares	76	2,194

Barclays plc	14,117	38,121

Berkshire Hills Bancorp, Inc.	392	14,053

Blue Hills Bancorp, Inc.	224	4,032

BNC Bancorp	436	13,756

BNP Paribas SA	1,051	74,295

Boston Private Financial Holdings, Inc.	702	10,179

Bridge Bancorp, Inc.	164	5,453

Brookline Bancorp, Inc.	593	8,183

Bryn Mawr Bank Corp.	142	5,801

C&F Financial Corp.	38	1,830

California First National Bancorp	86	1,475

Camden National Corp.	129	5,186

Capital Bank Financial Corp., Cl. A	433	16,064

Capital City Bank Group, Inc.	141	2,645

Capstar Financial Holdings, Inc.[1]	94	1,690

Carolina Financial Corp.	105	3,144

Cathay General Bancorp	666	23,643

CenterState Banks, Inc.	426	10,241

Central Pacific Financial Corp.	337	10,194

Central Valley Community Bancorp	134	2,798

Century Bancorp, Inc., Cl. A	38	2,270

Chemical Financial Corp.	589	26,487

Citigroup, Inc.	463	28,030

Citizens & Northern Corp.	101	2,251

City Holding Co.	130	8,202

24      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

	Shares	Value

Commercial Banks (Continued)

CNB Financial Corp.	128	$2,684

CoBiz Financial, Inc.	348	5,478

Codorus Valley Bancorp, Inc.	92	2,374

Columbia Banking System, Inc.	487	17,878

Community Bank System, Inc.	422	22,687

Community Trust Bancorp, Inc.	147	6,100

ConnectOne Bancorp, Inc.	267	5,821

County Bancorp, Inc.	55	1,362

Credit Agricole SA	5,846	89,743

CU Bancorp[1]	196	7,056

Customers Bancorp, Inc.[1]	256	7,155

CVB Financial Corp.	918	18,635

Eagle Bancorp, Inc.[1]	374	21,337

Enterprise Bancorp, Inc.	96	2,880

Enterprise Financial Services Corp.	196	7,860

Equity Bancshares, Inc., Cl. A1	97	2,885

Farmers Capital Bank Corp.	63	2,407

Farmers National Banc Corp.	226	3,062

FB Financial Corp.[1]	201	6,868

FCB Financial Holdings, Inc., Cl. A1	343	15,709

Fidelity Southern Corp.	220	4,706

Financial Institutions, Inc.	159	4,873

First BanCorp (Puerto Rico)[1]	2,395	12,430

First Bancorp (Southern Pines NC)	206	5,719

First Bancorp, Inc. (Maine)	90	2,262

First Busey Corp.	319	9,056

First Business Financial Services, Inc.	96	2,194

First Citizens BancShares, Inc., Cl. A	100	33,140

First Commonwealth Financial Corp.	977	11,998

First Community Bancshares, Inc.	187	4,768

First Community Financial Partners, Inc.[1]	195	2,437

First Connecticut Bancorp, Inc. (Farmington CT)	133	3,332

First Financial Bancorp	518	12,976

First Financial Bankshares, Inc.	552	21,114

First Financial Corp.	134	6,104

First Financial Northwest, Inc.	121	1,938

First Foundation, Inc.[1]	275	4,216

First Internet Bancorp	71	1,832

First Interstate BancSystem, Inc., Cl. A	471	16,438

First Merchants Corp.	342	13,574

First Mid-Illinois Bancshares, Inc.	137	4,535

First Midwest Bancorp, Inc.	1,127	24,974

First Northwest Bancorp[1]	132	2,154

First of Long Island Corp. (The)	198	5,376

Flushing Financial Corp.	316	8,778

FNB Corp.	2,694	35,561

Franklin Financial Network, Inc.[1]	109	4,251

Fulton Financial Corp.	1,454	25,445

German American Bancorp, Inc.	191	5,931

25      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Shares	Value

Commercial Banks (Continued)

Glacier Bancorp, Inc.	639	$20,614

Great Southern Bancorp, Inc.	154	7,538

Great Western Bancorp, Inc.	490	18,551

Green Bancorp, Inc.[1]	309	5,886

Guaranty Bancorp	237	5,984

Hancock Holding Co.	705	32,571

Hanmi Financial Corp.	355	9,443

HarborOne Bancorp, Inc.[1]	268	5,258

Heartland Financial USA, Inc.	223	10,002

Heritage Commerce Corp.	417	5,613

Heritage Financial Corp.	250	5,962

Hilltop Holdings, Inc.	821	20,517

Home BancShares, Inc.	1,197	28,022

HomeTrust Bancshares, Inc.[1]	208	5,148

Hope Bancorp, Inc.	1,483	25,819

Horizon Bancorp	243	6,182

HSBC Holdings plc	5,327	46,428

IBERIABANK Corp.	425	32,810

Independent Bank Corp.	234	4,762

Independent Bank Corp. (Rockland MA)	226	13,662

Independent Bank Group, Inc.	158	8,864

International Bancshares Corp.	723	23,967

Investors Bancorp, Inc.	2,589	34,252

JPMorgan Chase & Co.	318	26,124

Lakeland Bancorp, Inc.	395	7,406

Lakeland Financial Corp.	209	8,868

LCNB Corp.	83	1,623

LegacyTexas Financial Group, Inc.	400	14,088

Live Oak Bancshares, Inc.	286	6,993

Lloyds Banking Group plc	67,605	61,337

Macatawa Bank Corp.	283	2,615

MainSource Financial Group, Inc.	201	6,508

MB Financial, Inc.	699	28,785

MBT Financial Corp.	251	2,548

Mercantile Bank Corp.	137	4,257

Midland States Bancorp, Inc.	129	4,507

MidWestOne Financial Group, Inc.	131	4,537

MutualFirst Financial, Inc.	81	2,730

National Bank Holdings Corp., Cl. A	223	6,806

National Commerce Corp.[1]	142	5,304

NBT Bancorp, Inc.	361	12,686

Nicolet Bankshares, Inc.[1]	72	3,584

Northrim BanCorp, Inc.	58	1,723

OFG Bancorp	366	3,422

Old Line Bancshares, Inc.	91	2,548

Old National Bancorp	1,130	17,854

Old Second Bancorp, Inc.	247	2,865

Opus Bank	310	6,665

Orrstown Financial Services, Inc.	91	1,920

26      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

	Shares	Value

Commercial Banks (Continued)

Pacific Continental Corp.	249	$5,864

Pacific Mercantile Bancorp[1]	193	1,486

Pacific Premier Bancorp, Inc.[1]	233	7,922

Park National Corp.	128	12,937

Park Sterling Corp.	443	5,143

Peapack Gladstone Financial Corp.	189	5,744

Penns Woods Bancorp, Inc.	39	1,540

Peoples Bancorp, Inc.	152	4,598

Peoples Financial Services Corp.	62	2,438

People’s Utah Bancorp	197	5,043

Pinnacle Financial Partners, Inc.	415	24,962

Preferred Bank (Los Angeles CA)	159	7,936

Premier Financial Bancorp, Inc.	117	2,312

PrivateBancorp, Inc.	668	39,806

Prosperity Bancshares, Inc.	580	36,331

QCR Holdings, Inc.	144	6,307

Renasant Corp.	370	14,782

Republic Bancorp, Inc., Cl. A	226	7,838

Republic First Bancorp, Inc.[1]	473	4,186

Royal Bank of Scotland Group plc[1]	10,859	36,420

S&T Bancorp, Inc.	292	9,744

Sandy Spring Bancorp, Inc.	262	10,053

Seacoast Banking Corp. of Florida[1]	446	10,062

ServisFirst Bancshares, Inc.	441	15,100

Shore Bancshares, Inc.	139	2,214

Sierra Bancorp	152	3,653

Simmons First National Corp., Cl. A	262	13,297

Societe Generale SA	1,353	71,061

South State Corp.	244	20,276

Southern First Bancshares, Inc.[1]	54	1,847

Southern National Bancorp of Virginia, Inc.	103	1,762

Southside Bancshares, Inc.	243	7,912

Southwest Bancorp, Inc.	156	3,838

Standard Chartered plc[1]	4,728	44,660

State Bank Financial Corp.	324	8,213

Sterling Bancorp	1,131	24,260

Stock Yards Bancorp, Inc.	189	6,842

Stonegate Bank	128	5,791

Summit Financial Group, Inc.	90	1,948

Sun Bancorp, Inc.	159	3,935

Texas Capital Bancshares, Inc.[1]	413	30,314

Tompkins Financial Corp.	126	9,552

Towne Bank (Portsmouth VA)	431	12,499

TriCo Bancshares	251	8,755

TriState Capital Holdings, Inc.[1]	315	7,308

Triumph Bancorp, Inc.[1]	151	3,443

Trustmark Corp.	565	17,182

UMB Financial Corp.	414	28,992

Umpqua Holdings Corp.	1,838	31,145

27      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Shares	Value

Commercial Banks (Continued)

Union Bankshares Corp.	364	$12,230

United Bankshares, Inc.	677	25,895

United Community Banks, Inc.	778	20,049

Univest Corp. of Pennsylvania	222	6,116

US Bancorp	635	32,315

Valley National Bancorp	2,201	24,827

Veritex Holdings, Inc.[1]	127	3,302

Washington Trust Bancorp, Inc.	143	6,835

WashingtonFirst Bankshares, Inc.	142	4,660

Webster Financial Corp.	769	37,466

Wells Fargo & Co.	482	24,649

WesBanco, Inc.	482	17,911

West Bancorporation, Inc.	177	3,885

Westamerica Bancorporation	219	11,237

Wintrust Financial Corp.	438	30,117

Xenith Bankshares, Inc.[1]	193	5,927

		2,607,617

Consumer Finance—0.1%

American Express Co.	527	40,547

Capital One Financial Corp.	320	24,614

Encore Capital Group, Inc.[1]	213	7,711

Enova International, Inc.[1]	279	3,711

EZCORP, Inc., Cl. A1	453	3,850

FirstCash, Inc.	405	21,728

Green Dot Corp., Cl. A1	421	15,468

LendingClub Corp.[1]	3,320	18,260

Nelnet, Inc., Cl. A	462	18,161

PRA Group, Inc.[1]	387	13,468

Regional Management Corp.[1]	96	1,920

World Acceptance Corp.[1]	73	5,703

		175,141

Diversified Financial Services—0.1%

Berkshire Hathaway, Inc., Cl. B1	228	37,684

FNFV Group[1]	2,825	39,409

Marlin Business Services Corp.	138	3,498

NewStar Financial, Inc.	469	4,170

On Deck Capital, Inc.[1]	597	2,113

PICO Holdings, Inc.[1]	192	3,139

Tiptree, Inc.	237	1,434

		91,447

Insurance—2.2%

Allstate Corp. (The)	796	68,727

Ambac Financial Group, Inc.[1]	377	6,228

American Equity Investment Life Holding Co.	734	18,394

American International Group, Inc.	809	51,477

AMERISAFE, Inc.	160	8,288

28      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

	Shares	Value

Insurance (Continued)

Argo Group International Holdings Ltd.	250	$15,475

Atlas Financial Holdings, Inc.[1]	100	1,500

Aviva plc	7,911	53,526

Baldwin & Lyons, Inc., Cl. B	165	3,927

Blue Capital Reinsurance Holdings Ltd.	96	1,834

CNO Financial Group, Inc.	1,887	38,665

Crawford & Co., Cl. B	467	4,366

Direct Line Insurance Group plc	11,234	50,470

Donegal Group, Inc., Cl. A	291	4,566

eHealth, Inc.[1]	6,603	120,967

EMC Insurance Group, Inc.	233	6,319

Employers Holdings, Inc.	354	14,178

Enstar Group Ltd.[1]	162	30,399

FBL Financial Group, Inc., Cl. A	208	13,094

Federated National Holding Co.	112	1,761

Fidelity & Guaranty Life	18,096	558,262

Genworth Financial, Inc., Cl. A1	4,154	15,204

Global Indemnity Ltd.[1]	147	5,587

Greenlight Capital Re Ltd., Cl. A1	315	6,489

Hallmark Financial Services, Inc.[1]	204	2,111

HCI Group, Inc.	81	3,602

Heritage Insurance Holdings, Inc.	241	3,070

Horace Mann Educators Corp.	338	12,928

Independence Holding Co.	142	2,819

Infinity Property & Casualty Corp.	92	8,809

Investors Title Co.	16	2,991

James River Group Holdings Ltd.	321	12,724

Kemper Corp.	428	16,328

Kinsale Capital Group, Inc.	230	8,335

Legal & General Group plc	26,137	84,900

Maiden Holdings Ltd.	720	7,596

MBIA, Inc.[1]	1,128	9,238

MetLife, Inc.	587	29,696

National General Holdings Corp.	1,167	25,627

National Western Life Group, Inc., Cl. A	29	8,907

Navigators Group, Inc. (The)	243	12,879

Old Mutual plc	14,990	36,378

OneBeacon Insurance Group Ltd., Cl. A	30,397	557,785

Primerica, Inc.	381	27,508

Provident Financial plc	1,944	76,455

Prudential plc	2,324	52,067

RLI Corp.	367	20,383

RSA Insurance Group plc	11,098	89,506

Safety Insurance Group, Inc.	166	11,047

Selective Insurance Group, Inc.	486	24,835

St James’s Place plc	3,091	46,766

Standard Life plc	10,023	49,482

State Auto Financial Corp.	349	8,676

State National Cos., Inc.	460	8,082

29      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Shares	Value

Insurance (Continued)

Stewart Information Services Corp.	198	$8,958

Third Point Reinsurance Ltd.[1]	883	11,611

United Fire Group, Inc.	279	12,067

United Insurance Holdings Corp.	181	2,938

Universal Insurance Holdings, Inc.	293	7,222

WMIH Corp.[1]	1,722	1,894

		2,405,923

Real Estate Investment Trusts (REITs)—1.7%

Acadia Realty Trust	698	18,951

AG Mortgage Investment Trust, Inc.	231	4,303

Agree Realty Corp.	219	9,971

Alexander’s, Inc.	43	17,722

Altisource Residential Corp.	448	6,155

American Assets Trust, Inc.	381	14,878

Anworth Mortgage Asset Corp.	798	4,828

Apollo Commercial Real Estate Finance, Inc.	763	14,085

Ares Commercial Real Estate Corp.	312	4,128

Armada Hoffler Properties, Inc.	313	4,135

ARMOUR Residential REIT, Inc.	306	7,953

Ashford Hospitality Prime, Inc.	217	2,087

Ashford Hospitality Trust, Inc.	804	4,953

Ashtead Group plc	1,385	27,990

Bluerock Residential Growth REIT, Inc., Cl. A	163	1,989

British Land Co. plc (The)	5,389	44,042

Capstead Mortgage Corp.	801	8,442

CareTrust REIT, Inc.	541	9,873

CatchMark Timber Trust, Inc., Cl. A	425	4,811

CBL & Associates Properties, Inc.	1,425	10,958

Cedar Realty Trust, Inc.	712	3,553

Chatham Lodging Trust	320	6,352

Chesapeake Lodging Trust	501	11,548

City Office REIT, Inc.	203	2,495

Clipper Realty, Inc.	95	1,011

Colony Starwood Homes	847	29,281

Community Healthcare Trust, Inc.	108	2,668

CorEnergy Infrastructure Trust, Inc.	99	3,483

CoreSite Realty Corp.	285	30,005

Cousins Properties, Inc.	3,494	29,909

CYS Investments, Inc.	1,265	10,664

DiamondRock Hospitality Co.	1,670	18,520

DuPont Fabros Technology, Inc.	649	35,455

Dynex Capital, Inc.	410	2,813

Easterly Government Properties, Inc.	308	6,117

EastGroup Properties, Inc.	283	23,047

Education Realty Trust, Inc.	610	23,369

Farmland Partners, Inc.	145	1,411

FelCor Lodging Trust, Inc.	1,151	8,253

First Industrial Realty Trust, Inc.	978	28,245

30      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

	Shares	Value

Real Estate Investment Trusts (REITs) (Continued)

First Potomac Realty Trust	485	$5,306

Four Corners Property Trust, Inc.	500	12,310

Franklin Street Properties Corp.	894	10,057

GEO Group, Inc. (The)	939	28,114

Getty Realty Corp.	287	7,218

Gladstone Commercial Corp.	216	4,398

Global Medical REIT, Inc.	147	1,366

Global Net Lease, Inc.	553	12,465

Government Properties Income Trust	594	12,830

Gramercy Property Trust	391	11,554

Great Ajax Corp.	151	2,105

Hammerson plc	7,099	53,573

Hannon Armstrong Sustainable Infrastructure Capital, Inc.	388	8,501

Healthcare Realty Trust, Inc.	971	32,295

Hersha Hospitality Trust, Cl. A	349	6,495

Hudson Pacific Properties, Inc.	1,139	37,314

Independence Realty Trust, Inc.	576	5,535

InfraREIT, Inc.	365	7,041

Invesco Mortgage Capital, Inc.	931	15,026

Investors Real Estate Trust	1,017	5,949

iStar, Inc.[1]	601	7,278

Kite Realty Group Trust	697	12,525

Ladder Capital Corp., Cl. A	785	11,045

Land Securities Group plc	4,056	55,940

LaSalle Hotel Properties	944	26,857

Lexington Realty Trust	2,610	25,082

LTC Properties, Inc.	327	15,761

Mack-Cali Realty Corp.	748	19,904

MedEquities Realty Trust, Inc.	348	4,065

Medical Properties Trust, Inc.	2,674	34,628

Monmouth Real Estate Investment Corp.	588	8,585

Monogram Residential Trust, Inc.	1,392	13,405

MTGE Investment Corp.	382	6,971

National Health Investors, Inc.	332	25,073

National Storage Affiliates Trust	360	8,730

New Residential Investment Corp.	2,750	44,247

New Senior Investment Group, Inc.	685	6,535

New York Mortgage Trust, Inc.	930	5,785

NexPoint Residential Trust, Inc.	176	4,252

NorthStar Realty Europe Corp.	462	5,636

One Liberty Properties, Inc.	193	4,304

Owens Realty Mortgage, Inc.	112	1,835

Parkway, Inc.	410	8,175

Pebblebrook Hotel Trust	583	18,026

Pennsylvania Real Estate Investment Trust	580	6,206

PennyMac Mortgage Investment Trust	556	9,741

Physicians Realty Trust	1,134	23,066

Potlatch Corp.	339	15,509

Preferred Apartment Communities, Inc., Cl. A	221	3,388

31      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Shares	Value

Real Estate Investment Trusts (REITs) (Continued)

PS Business Parks, Inc.	227	$28,666

QTS Realty Trust, Inc., Cl. A	399	20,836

RAIT Financial Trust	1,012	2,257

Ramco-Gershenson Properties Trust	661	8,322

Redwood Trust, Inc.	641	10,846

Resource Capital Corp.	259	2,497

Retail Opportunity Investments Corp.	915	18,080

Rexford Industrial Realty, Inc.	554	15,096

RLJ Lodging Trust	1,037	21,103

Ryman Hospitality Properties, Inc.	421	27,117

Sabra Health Care REIT, Inc.	545	12,769

Saul Centers, Inc.	181	10,371

Select Income REIT	746	17,800

Simon Property Group, Inc.	324	49,977

STAG Industrial, Inc.	670	18,077

Summit Hotel Properties, Inc.	780	13,962

Sunstone Hotel Investors, Inc.	1,732	27,036

Terreno Realty Corp.	396	12,941

Tier REIT, Inc.	396	6,403

UMH Properties, Inc.	245	4,091

Unibail-Rodamco SE	721	185,946

Universal Health Realty Income Trust	113	8,107

Urban Edge Properties	832	19,835

Urstadt Biddle Properties, Inc., Cl. A	420	7,862

Washington Prime Group, Inc.	1,547	11,804

Washington Real Estate Investment Trust	631	20,388

Western Asset Mortgage Capital Corp.	350	3,570

Whitestone REIT, Cl. B	246	2,836

Worldpay Group plc[2]	15,921	63,791

Xenia Hotels & Resorts, Inc.	891	15,949

		1,880,794

Real Estate Management & Development—0.2%

Alexander & Baldwin, Inc.	409	16,368

Barratt Developments plc	6,164	48,672

Consolidated-Tomoka Land Co.	47	2,529

Forestar Group, Inc.[1]	456	6,452

FRP Holdings, Inc.[1]	83	3,494

Griffin Industrial Realty, Inc.	55	1,710

HFF, Inc., Cl. A	321	10,012

Kennedy-Wilson Holdings, Inc.	965	18,914

Marcus & Millichap, Inc.[1]	316	7,641

Persimmon plc	1,264	40,004

RE/MAX Holdings, Inc., Cl. A	147	7,813

RMR Group, Inc. (The), Cl. A	176	8,642

St Joe Co. (The)[1]	620	10,943

Stratus Properties, Inc.	67	1,846

Tejon Ranch Co.[1]	174	3,483

32      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

	Shares	Value

Real Estate Management & Development (Continued)

Trinity Place Holdings, Inc.[1]	217	$1,452

		189,975

Thrifts & Mortgage Finance—0.8%

Astoria Financial Corp.	11,425	211,591

Bank Mutual Corp.	504	4,460

BankFinancial Corp.	211	3,097

Bear State Financial, Inc.	314	2,744

Beneficial Bancorp, Inc.	638	9,347

BSB Bancorp, Inc.[1]	81	2,349

Capitol Federal Financial, Inc.	1,153	15,934

Charter Financial Corp.	165	2,953

Clifton Bancorp, Inc.	192	3,120

Dime Community Bancshares, Inc.	313	5,947

ESSA Bancorp, Inc.	97	1,411

Essent Group Ltd.[1]	777	28,182

EverBank Financial Corp.	1,401	27,249

Federal Agricultural Mortgage Corp., Cl. C	116	7,030

First Defiance Financial Corp.	111	5,783

Flagstar Bancorp, Inc.[1]	476	13,752

Hingham Institution for Savings	18	3,172

Home Bancorp, Inc.	81	2,819

HomeStreet, Inc.[1]	224	6,003

Kearny Financial Corp.	728	10,156

LendingTree, Inc.[1]	99	15,404

Meridian Bancorp, Inc.	588	9,526

Meta Financial Group, Inc.	78	6,677

MGIC Investment Corp.[1]	3,744	39,612

Nationstar Mortgage Holdings, Inc.[1]	813	13,268

NMI Holdings, Inc., Cl. A1	648	6,739

Northfield Bancorp, Inc.	407	6,699

Northwest Bancshares, Inc.	851	13,097

OceanFirst Financial Corp.	271	7,182

Ocwen Financial Corp.[1]	1,034	2,564

Oritani Financial Corp.	383	6,339

PennyMac Financial Services, Inc., Cl. A1	246	3,961

PHH Corp.[1]	21,749	292,524

Provident Bancorp, Inc.[1]	80	1,660

Provident Financial Holdings, Inc.	86	1,634

Provident Financial Services, Inc.	553	12,907

Radian Group, Inc.	1,794	28,812

SI Financial Group, Inc.	134	2,010

Southern Missouri Bancorp, Inc.	82	2,575

Territorial Bancorp, Inc.	108	3,246

TrustCo Bank Corp. (New York)	1,052	7,732

United Community Financial Corp.	545	4,311

United Financial Bancorp, Inc.	424	6,865

Walker & Dunlop, Inc.[1]	247	11,537

Washington Federal, Inc.	745	23,803

33      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Shares	Value

Thrifts & Mortgage Finance (Continued)

Waterstone Financial, Inc.	246	$4,649

Western New England Bancorp, Inc.	257	2,557

WSFS Financial Corp.	345	15,215

		920,204

Health Care—6.1%

Biotechnology—1.0%

AbbVie, Inc.	875	57,767

Acceleron Pharma, Inc.[1]	319	8,138

Achillion Pharmaceuticals, Inc.[1]	1,140	5,073

Acorda Therapeutics, Inc.[1]	381	5,258

Adamas Pharmaceuticals, Inc.[1]	184	2,830

Aduro Biotech, Inc.[1]	567	5,670

Adverum Biotechnologies, Inc.[1]	349	890

Aevi Genomic Medicine, Inc.[1]	310	332

Agenus, Inc.[1]	732	2,430

Aimmune Therapeutics, Inc.[1]	419	6,955

Akebia Therapeutics, Inc.[1]	322	4,315

Alder Biopharmaceuticals, Inc.[1]	421	6,483

AMAG Pharmaceuticals, Inc.[1]	286	4,948

Amgen, Inc.	184	28,564

Amicus Therapeutics, Inc.[1]	1,190	9,544

Anavex Life Sciences Corp.[1]	339	1,963

Applied Genetic Technologies Corp.[1]	151	785

Aptevo Therapeutics, Inc.[1]	169	357

Ardelyx, Inc.[1]	395	1,856

Arena Pharmaceuticals, Inc.[1]	2,030	2,639

Array BioPharma, Inc.[1]	1,409	10,680

Atara Biotherapeutics, Inc.[1]	241	3,193

Avexis, Inc.[1]	231	16,343

Axovant Sciences Ltd.[1]	827	17,690

Bellicum Pharmaceuticals, Inc.[1]	227	2,404

BioCryst Pharmaceuticals, Inc.[1]	615	3,167

Biogen, Inc.[1]	174	43,112

BioSpecifics Technologies Corp.[1]	78	4,043

BioTime, Inc.[1]	857	2,580

Bluebird Bio, Inc.[1]	339	25,544

Blueprint Medicines Corp.[1]	276	9,903

Celgene Corp.[1]	455	52,057

Celldex Therapeutics, Inc.[1]	1,005	2,844

Cellular Biomedicine Group, Inc.[1]	119	762

Chelsea Therapeutics, Inc.[1,3]	40,295	—

ChemoCentryx, Inc.[1]	401	2,663

Chimerix, Inc.[1]	388	1,738

Clovis Oncology, Inc.[1]	323	16,686

Coherus Biosciences, Inc.[1]	382	7,544

Concert Pharmaceuticals, Inc.[1]	245	3,077

Corvus Pharmaceuticals, Inc.[1]	175	1,778

Curis, Inc.[1]	1,177	2,013

34      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

	Shares	Value

Biotechnology (Continued)

Cytokinetics, Inc.[1]	339	$4,593

Dimension Therapeutics, Inc.[1]	209	230

Dyax Corp.[1,3]	10,393	104

Dynavax Technologies Corp.[1]	322	1,771

Eagle Pharmaceuticals, Inc.[1]	128	9,338

Edge Therapeutics, Inc.[1]	241	2,362

Emergent BioSolutions, Inc.[1]	338	10,792

Enanta Pharmaceuticals, Inc.[1]	159	4,783

Epizyme, Inc.[1]	484	6,921

Esperion Therapeutics, Inc.[1]	188	6,020

Exact Sciences Corp.[1]	928	33,844

Exelixis, Inc.[1]	2,418	45,241

FibroGen, Inc.[1]	531	13,965

Five Prime Therapeutics, Inc.[1]	229	6,469

Flexion Therapeutics, Inc.[1]	264	4,512

Foundation Medicine, Inc.[1]	294	11,172

Genomic Health, Inc.[1]	282	8,956

Gilead Sciences, Inc.	810	52,561

Global Blood Therapeutics, Inc.[1]	306	8,262

GlycoMimetics, Inc.[1]	194	2,462

Halozyme Therapeutics, Inc.[1]	1,080	12,744

Heron Therapeutics, Inc.[1]	328	4,395

Idera Pharmaceuticals, Inc.[1]	1,243	2,026

Ignyta, Inc.[1]	348	2,453

Immune Design Corp.[1]	212	1,579

Immunomedics, Inc.[1]	884	6,674

Infinity Pharmaceuticals, Inc.[1]	420	722

Insmed, Inc.[1]	517	7,972

Invitae Corp.[1]	343	2,943

Ironwood Pharmaceuticals, Inc., Cl. A1	1,227	21,730

Jounce Therapeutics, Inc.[1]	75	1,519

Karyopharm Therapeutics, Inc.[1]	349	2,834

Kite Pharma, Inc.[1]	418	30,230

La Jolla Pharmaceutical Co.[1]	185	5,291

Lexicon Pharmaceuticals, Inc.[1]	870	12,049

Ligand Pharmaceuticals, Inc.[1]	174	18,841

Lion Biotechnologies, Inc.[1]	519	2,673

Loxo Oncology, Inc.[1]	181	8,263

MacroGenics, Inc.[1]	291	5,165

Minerva Neurosciences, Inc.[1]	292	2,409

Mirati Therapeutics, Inc.[1]	166	465

Momenta Pharmaceuticals, Inc.[1]	593	8,599

Myriad Genetics, Inc.[1]	568	11,559

Natera, Inc.[1]	439	4,495

NewLink Genetics Corp.[1]	243	3,101

Novavax, Inc.[1]	2,263	2,085

OncoMed Pharmaceuticals, Inc.[1]	310	1,011

Ophthotech Corp.[1]	298	676

Otonomy, Inc.[1]	252	3,087

35      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Shares	Value

Biotechnology (Continued)

OvaScience, Inc.[1]	297	$380

PDL BioPharma, Inc.	1,381	3,301

Pfenex, Inc.[1]	257	1,046

Portola Pharmaceuticals, Inc.[1]	472	17,393

Progenics Pharmaceuticals, Inc.[1]	585	3,726

Protagonist Therapeutics, Inc.[1]	139	1,553

Prothena Corp. plc[1]	290	14,793

PTC Therapeutics, Inc.[1]	285	3,571

Puma Biotechnology, Inc.[1]	307	23,486

Ra Pharmaceuticals, Inc.[1]	188	4,516

Radius Health, Inc.[1]	360	12,463

REGENXBIO, Inc.[1]	221	3,779

Repligen Corp.[1]	282	11,066

Retrophin, Inc.[1]	316	5,009

Rigel Pharmaceuticals, Inc.[1]	828	1,896

Sage Therapeutics, Inc.[1]	310	20,494

Sangamo Therapeutics, Inc.[1]	591	4,019

Sarepta Therapeutics, Inc.[1]	457	13,637

Selecta Biosciences, Inc.[1]	154	2,107

Seres Therapeutics, Inc.[1]	337	3,073

Spark Therapeutics, Inc.[1]	257	13,089

Spectrum Pharmaceuticals, Inc.[1]	671	3,798

Stemline Therapeutics, Inc.[1]	160	1,264

Syndax Pharmaceuticals, Inc.[1]	152	1,845

Synergy Pharmaceuticals, Inc.[1]	1,691	5,935

Syros Pharmaceuticals, Inc.[1]	195	3,120

TESARO, Inc.[1]	447	66,742

TG Therapeutics, Inc.[1]	474	5,333

Trevena, Inc.[1]	465	1,083

Ultragenyx Pharmaceutical, Inc.[1]	344	18,524

Vanda Pharmaceuticals, Inc.[1]	367	5,046

Versartis, Inc.[1]	291	4,467

Vital Therapies, Inc.[1]	268	710

Voyager Therapeutics, Inc.[1]	214	1,896

vTv Therapeutics, Inc., Cl. A1	81	403

Xencor, Inc.[1]	388	7,954

Zafgen, Inc.[1]	228	773

		1,101,856

Health Care Equipment & Supplies—1.1%

Abaxis, Inc.	188	9,099

Abbott Laboratories	1,001	45,706

Accuray, Inc.[1]	691	2,833

Analogic Corp.	104	7,477

AngioDynamics, Inc.[1]	307	4,629

Anika Therapeutics, Inc.[1]	122	5,645

AtriCure, Inc.[1]	11,776	246,001

Atrion Corp.	15	8,275

AxoGen, Inc.[1]	275	4,084

36      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

	Shares	Value

Health Care Equipment & Supplies (Continued)

Cantel Medical Corp.	348	$27,081

Cardiovascular Systems, Inc.[1]	272	8,168

Cerus Corp.[1]	863	1,976

ConforMIS, Inc.[1]	362	1,466

CONMED Corp.	232	11,779

CryoLife, Inc.[1]	365	6,661

Cutera, Inc.[1]	151	3,443

Danaher Corp.	544	46,207

Endologix, Inc.[1]	690	3,326

Entellus Medical, Inc.[1]	158	2,106

Essilor International SA	1,620	215,537

Exactech, Inc.[1]	156	4,727

GenMark Diagnostics, Inc.[1]	388	5,021

Glaukos Corp.[1]	283	11,521

Globus Medical, Inc., Cl. A1	800	24,600

Haemonetics Corp.[1]	432	17,617

Halyard Health, Inc.[1]	389	13,981

ICU Medical, Inc.[1]	136	21,937

Inogen, Inc.[1]	170	15,069

Insulet Corp.[1]	479	20,104

Integer Holdings Corp.[1]	258	10,242

Integra LifeSciences Holdings Corp.[1]	628	31,620

Invacare Corp.	271	3,835

InVivo Therapeutics Holdings Corp.[1]	267	521

iRhythm Technologies, Inc.[1]	185	6,416

IRIDEX Corp.[1]	94	845

K2M Group Holdings, Inc.[1]	353	8,031

LeMaitre Vascular, Inc.	155	4,737

Masimo Corp.[1]	419	36,470

Medtronic plc	720	60,682

Meridian Bioscience, Inc.	352	4,857

Merit Medical Systems, Inc.[1]	489	17,359

Natus Medical, Inc.[1]	275	9,322

Neogen Corp.[1]	318	20,126

Nevro Corp.[1]	241	16,588

NuVasive, Inc.[1]	423	31,738

NxStage Medical, Inc.[1]	542	11,740

OraSure Technologies, Inc.[1]	467	7,038

Orthofix International NV1	149	6,209

Oxford Immunotec Global plc[1]	189	2,646

Penumbra, Inc.[1]	259	21,458

Quidel Corp.[1]	277	6,875

RTI Surgical, Inc.[1]	487	2,508

Smith & Nephew plc	3,406	59,471

Spectranetics Corp. (The)[1]	365	9,855

STAAR Surgical Co.[1]	340	3,111

Surmodics, Inc.[1]	145	3,538

Tactile Systems Technology, Inc.[1]	140	3,406

Tandem Diabetes Care, Inc.[1]	416	331

37      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Shares	Value

Health Care Equipment & Supplies (Continued)

Utah Medical Products, Inc.	31	$2,083

Wright Medical Group NV1	863	23,059

		1,222,793

Health Care Providers & Services—1.0%

Aceto Corp.	251	3,552

Addus HomeCare Corp.[1]	126	4,675

Almost Family, Inc.[1]	87	4,994

Amedisys, Inc.[1]	280	16,778

American Renal Associates Holdings, Inc.[1]	258	4,180

AMN Healthcare Services, Inc.[1]	397	14,391

BioScrip, Inc.[1]	982	1,777

BioTelemetry, Inc.[1]	236	6,809

Capital Senior Living Corp.[1]	250	3,460

Chemed Corp.	133	27,220

Civitas Solutions, Inc.[1]	311	4,898

Community Health Systems, Inc.[1]	950	8,407

ConvaTec Group plc[1,2]	32,768	135,211

CorVel Corp.[1]	211	9,833

Cross Country Healthcare, Inc.[1]	270	3,118

Diplomat Pharmacy, Inc.[1]	557	9,547

Ensign Group, Inc. (The)	424	7,793

Fulgent Genetics, Inc.[1]	147	907

Genesis Healthcare, Inc., Cl. A1	756	1,285

HealthEquity, Inc.[1]	497	22,763

HealthSouth Corp.	747	33,861

Kindred Healthcare, Inc.	710	6,958

Landauer, Inc.	82	4,006

LHC Group, Inc.[1]	147	8,849

Magellan Health, Inc.[1]	260	17,875

Mediclinic International plc	3,534	36,818

Molina Healthcare, Inc.[1]	475	30,671

National HealthCare Corp.	126	8,631

National Research Corp., Cl. A	462	11,088

Owens & Minor, Inc.	509	16,227

PharMerica Corp.[1]	257	6,348

Providence Service Corp. (The)[1]	152	7,104

Quorum Health Corp.[1]	246	927

RadNet, Inc.[1]	511	3,679

Select Medical Holdings Corp.[1]	1,106	14,820

Surgery Partners, Inc.[1]	404	8,807

Tivity Health, Inc.[1]	327	11,102

Triple-S Management Corp., Cl. B1	202	3,287

UnitedHealth Group, Inc.	273	47,824

US Physical Therapy, Inc.	104	6,578

VCA, Inc.[1]	5,980	550,937

		1,127,995

38      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

	Shares	Value

Health Care Technology—0.3%

athenahealth, Inc.[1]	1,842	$246,791

Castlight Health, Inc., Cl. B1	870	3,045

Cotiviti Holdings, Inc.[1]	757	28,864

Evolent Health, Inc., Cl. A1	439	10,075

HealthStream, Inc.[1]	265	7,386

HMS Holdings Corp.[1]	697	12,699

Medidata Solutions, Inc.[1]	486	34,594

Omnicell, Inc.[1]	306	12,209

Quality Systems, Inc.[1]	521	8,003

Tabula Rasa HealthCare, Inc.[1]	139	1,842

Vocera Communications, Inc.[1]	230	6,148

		371,656

Life Sciences Tools & Services—1.2%

Albany Molecular Research, Inc.[1]	358	6,967

Cambrex Corp.[1]	270	14,526

CHC Group LLC[1]	1,744	19,184

ChromaDex Corp.[1]	313	1,026

Enzo Biochem, Inc.[1]	386	3,474

Fluidigm Corp.[1]	244	1,105

INC Research Holdings, Inc., Cl. A1	448	25,469

Luminex Corp.	357	7,233

Medpace Holdings, Inc.[1]	339	9,431

NanoString Technologies, Inc.[1]	180	3,301

NeoGenomics, Inc.[1]	655	4,952

Pacific Biosciences of California, Inc.[1]	773	2,551

PAREXEL International Corp.[1]	425	34,348

Patheon NV1	15,747	546,578

PRA Health Sciences, Inc.[1]	683	49,347

VWR Corp.[1]	16,461	544,201

		1,273,693

Pharmaceuticals—1.5%

Aclaris Therapeutics, Inc.[1]	217	5,160

Aerie Pharmaceuticals, Inc.[1]	279	15,471

Akorn, Inc.[1]	16,132	536,712

Allergan plc	275	61,531

Ambit Biosciences Corp.[1,3]	23,568	14,141

Amphastar Pharmaceuticals, Inc.[1]	386	6,589

ANI Pharmaceuticals, Inc.[1]	97	4,238

Aratana Therapeutics, Inc.[1]	305	1,757

AstraZeneca plc	692	46,733

Bristol-Myers Squibb Co.	868	46,829

Catalent, Inc.[1]	1,041	36,987

Cempra, Inc.[1]	438	1,664

Clearside Biomedical, Inc.[1]	205	1,410

Corcept Therapeutics, Inc.[1]	940	10,631

Depomed, Inc.[1]	517	5,418

Dermira, Inc.[1]	297	8,144

39      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Shares	Value

Pharmaceuticals (Continued)

Durata Therapeutics[1,3]	14,998	$—

Durect Corp.[1]	1,179	1,450

Eli Lilly & Co.	545	43,366

Endocyte, Inc.[1]	353	900

Flex Pharma, Inc.[1]	140	491

GlaxoSmithKline plc	3,200	69,910

Heska Corp.[1]	59	5,821

Hikma Pharmaceuticals plc	1,810	39,402

Horizon Pharma plc[1]	1,348	13,480

Impax Laboratories, Inc.[1]	615	9,379

Innoviva, Inc.[1]	905	11,059

Intersect ENT, Inc.[1]	239	6,047

Intra-Cellular Therapies, Inc., Cl. A1	361	3,700

Johnson & Johnson	508	65,151

Medicines Co. (The)[1]	592	23,544

Merck & Co., Inc.	922	60,031

MyoKardia, Inc.[1]	262	3,380

Nektar Therapeutics, Cl. A1	1,278	25,407

Novan, Inc.[1]	133	658

Pacira Pharmaceuticals, Inc.[1]	313	13,897

Paratek Pharmaceuticals, Inc.[1]	195	3,910

Pfizer, Inc.	1,492	48,714

Phibro Animal Health Corp., Cl. A	432	15,228

Prestige Brands Holdings, Inc.[1]	442	22,268

Revance Therapeutics, Inc.[1]	239	5,318

Sanofi	1,956	193,889

SciClone Pharmaceuticals, Inc.[1]	427	4,056

Shire plc	861	49,597

Sucampo Pharmaceuticals, Inc., Cl. A1	362	3,620

Supernus Pharmaceuticals, Inc.[1]	417	15,679

Teligent, Inc.[1]	443	3,668

Tetraphase Pharmaceuticals, Inc.[1]	308	2,122

Teva Pharmaceutical Industries Ltd.[1]	940	—

Theravance Biopharma, Inc.[1]	441	16,096

Zogenix, Inc.[1]	207	2,629

		1,587,282

Industrials—5.0%

Aerospace & Defense—1.0%

AAR Corp.	286	9,993

Aerojet Rocketdyne Holdings, Inc.[1]	577	12,636

Aerovironment, Inc.[1]	196	6,084

Airbus SE	1,661	136,382

Astronics Corp.[1]	243	7,436

Axon Enterprise, Inc.[1]	436	10,468

BAE Systems plc	6,375	54,725

Boeing Co. (The)	225	42,217

Cubic Corp.	226	10,475

Curtiss-Wright Corp.	484	43,575

40      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

	Shares	Value

Aerospace & Defense (Continued)

DigitalGlobe, Inc.[1]	512	$15,949

Ducommun, Inc.[1]	93	2,958

Engility Holdings, Inc.[1]	403	10,611

Esterline Technologies Corp.[1]	247	24,070

General Dynamics Corp.	213	43,292

KeyW Holding Corp. (The)[1]	342	3,150

KLX, Inc.[1]	434	21,001

Kratos Defense & Security Solutions, Inc.[1]	617	6,676

Lockheed Martin Corp.	249	70,001

Mercury Systems, Inc.[1]	327	13,005

Moog, Inc., Cl. A1	393	27,526

National Presto Industries, Inc.	58	6,174

Raytheon Co.	354	58,060

Rolls-Royce Holdings plc[1]	5,618	62,858

Safran SA	2,497	221,124

Sparton Corp.[1]	82	1,407

Teledyne Technologies, Inc.[1]	293	38,532

Triumph Group, Inc.	413	13,464

United Technologies Corp.	423	51,301

Vectrus, Inc.[1]	91	2,684

Wesco Aircraft Holdings, Inc.[1]	830	8,010

		1,035,844

Air Freight & Couriers—0.2%

Air Transport Services Group, Inc.[1]	496	11,830

Atlas Air Worldwide Holdings, Inc.[1]	274	13,344

Echo Global Logistics, Inc.[1]	236	4,401

FedEx Corp.	162	31,402

Forward Air Corp.	330	17,203

Hub Group, Inc., Cl. A1	374	13,408

Park-Ohio Holdings Corp.	103	3,821

Radiant Logistics, Inc.[1]	535	3,146

Royal Mail plc	12,812	72,873

United Parcel Service, Inc., Cl. B	366	38,785

XPO Logistics, Inc.[1]	927	48,760

		258,973

Airlines—0.1%

Allegiant Travel Co., Cl. A	139	19,043

Hawaiian Holdings, Inc.[1]	447	22,395

International Consolidated Airlines Group SA	4,353	33,944

SkyWest, Inc.	432	14,818

		90,200

Building Products—0.2%

AAON, Inc.	439	15,881

Advanced Drainage Systems, Inc.	460	8,809

American Woodmark Corp.[1]	135	12,528

Apogee Enterprises, Inc.	239	12,734

41      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Shares	Value

Building Products (Continued)

Armstrong Flooring, Inc.[1]	233	$4,308

Builders FirstSource, Inc.[1]	931	12,718

Continental Building Products, Inc.[1]	435	10,614

CSW Industrials, Inc.[1]	131	4,624

Gibraltar Industries, Inc.[1]	263	8,179

Griffon Corp.	374	8,116

Insteel Industries, Inc.	159	5,050

JELD-WEN Holding, Inc.[1]	875	27,335

Masonite International Corp.[1]	248	18,265

NCI Building Systems, Inc.[1]	777	12,937

Patrick Industries, Inc.[1]	128	8,474

PGT Innovations, Inc.[1]	410	4,695

Ply Gem Holdings, Inc.[1]	749	12,246

Quanex Building Products Corp.	287	5,912

Simpson Manufacturing Co., Inc.	396	15,911

Trex Co., Inc.[1]	245	15,746

Universal Forest Products, Inc.	170	14,948

		240,030

Commercial Services & Supplies—0.9%

ABM Industries, Inc.	464	19,971

ACCO Brands Corp.[1]	900	10,215

ARC Document Solutions, Inc.[1]	504	1,668

Brady Corp., Cl. A	427	15,329

Brink’s Co. (The)	417	26,313

Casella Waste Systems, Inc., Cl. A1	456	6,393

CECO Environmental Corp.	285	2,679

CompX International, Inc.	136	1,850

Deluxe Corp.	405	27,605

Ennis, Inc.	212	3,403

Essendant, Inc.	313	5,039

Healthcare Services Group, Inc.	608	29,105

Heritage-Crystal Clean, Inc.[1]	245	3,736

Herman Miller, Inc.	499	15,743

HNI Corp.	368	15,831

InnerWorkings, Inc.[1]	451	4,889

Interface, Inc., Cl. A	704	14,467

Kimball International, Inc., Cl. B	408	7,009

Knoll, Inc.	410	8,815

Matthews International Corp., Cl. A	269	17,149

McGrath RentCorp	263	8,724

Mobile Mini, Inc.	369	10,332

MSA Safety, Inc.	416	33,738

Multi-Color Corp.	141	12,112

NL Industries, Inc.[1]	406	3,004

Quad/Graphics, Inc.	429	9,554

SP Plus Corp.[1]	245	7,227

Steelcase, Inc., Cl. A	979	16,398

Team, Inc.[1]	248	6,361

42      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

	Shares	Value

Commercial Services & Supplies (Continued)

Tetra Tech, Inc.	477	$21,918

TRC Cos., Inc.[1]	346	6,055

UniFirst Corp.	161	22,814

US Ecology, Inc.	182	9,105

Viad Corp.	170	7,505

VSE Corp.	90	3,766

West Corp.	23,529	545,167

		960,989

Construction & Engineering—0.4%

Aegion Corp., Cl. A1	372	7,362

Ameresco, Inc., Cl. A1	381	2,629

Argan, Inc.	129	7,617

Cie de Saint-Gobain	1,875	104,981

Comfort Systems USA, Inc.	408	14,055

Dycom Industries, Inc.[1]	262	22,058

EMCOR Group, Inc.	650	40,963

Granite Construction, Inc.	331	15,511

Great Lakes Dredge & Dock Corp.[1]	509	2,112

HC2 Holdings, Inc.[1]	349	1,850

IES Holdings, Inc.[1]	179	2,748

Layne Christensen Co.[1]	165	1,199

MasTec, Inc.[1]	689	29,214

MYR Group, Inc.[1]	136	3,993

NV5 Global, Inc.[1]	88	3,230

Orion Group Holdings, Inc.[1]	231	1,647

Primoris Services Corp.	430	9,976

Tutor Perini Corp.[1]	410	10,639

Vinci SA	1,571	137,223

		419,007

Electrical Equipment—0.5%

Allied Motion Technologies, Inc.	78	1,964

Atkore International Group, Inc.[1]	692	14,435

AZZ, Inc.	217	11,772

Babcock & Wilcox Enterprises, Inc.[1]	359	3,823

Emerson Electric Co.	553	32,693

Encore Wire Corp.	227	9,387

EnerSys	476	35,253

Generac Holdings, Inc.[1]	588	20,374

General Cable Corp.	412	6,819

Legrand SA1	2,641	181,125

LSI Industries, Inc.	274	2,419

Powell Industries, Inc.	95	3,128

Preformed Line Products Co.	43	2,064

Schneider Electric SE	1,542	118,811

Severn Trent plc	3,730	120,188

Thermon Group Holdings, Inc.[1]	270	5,000

TPI Composites, Inc.[1]	281	4,783

43      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Shares	Value

Electrical Equipment (Continued)

Vicor Corp.[1]	325	$5,509

		579,547

Industrial Conglomerates—0.3%

3M Co.	350	71,564

DCC plc	779	74,068

General Electric Co.	1,492	40,851

Honeywell International, Inc.	340	45,216

Raven Industries, Inc.	301	10,189

Smiths Group plc	2,098	43,383

		285,271

Machinery—0.6%

Actuant Corp., Cl. A	497	12,897

Alamo Group, Inc.	125	10,641

Albany International Corp., Cl. A	268	12,944

Altra Industrial Motion Corp.	227	9,806

Astec Industries, Inc.	253	14,161

Barnes Group, Inc.	449	25,409

Briggs & Stratton Corp.	357	8,490

Caterpillar, Inc.	290	30,575

Chart Industries, Inc.[1]	256	8,794

CIRCOR International, Inc.	137	8,831

Columbus McKinnon Corp.	169	4,722

DMC Global, Inc.	123	1,556

Douglas Dynamics, Inc.	188	5,725

Energy Recovery, Inc.[1]	443	3,362

EnPro Industries, Inc.	178	11,892

ESCO Technologies, Inc.	215	12,384

Federal Signal Corp.	499	7,824

Franklin Electric Co., Inc.	387	14,783

FreightCar America, Inc.	103	1,726

Gencor Industries, Inc.[1]	120	1,944

Global Brass & Copper Holdings, Inc.	237	7,181

Gorman-Rupp Co. (The)	218	5,247

Graham Corp.	107	2,240

Greenbrier Cos., Inc. (The)	237	10,487

Hardinge, Inc.	141	1,706

Harsco Corp.[1]	879	13,097

Hillenbrand, Inc.	531	18,957

Hurco Cos., Inc.	72	2,095

Hyster-Yale Materials Handling, Inc.	137	10,224

John Bean Technologies Corp.	243	20,971

Kadant, Inc.	120	9,222

Kennametal, Inc.	668	25,698

Lindsay Corp.	89	7,599

Lydall, Inc.[1]	144	7,265

Manitowoc Co., Inc. (The)[1]	1,166	6,600

Meritor, Inc.[1]	736	11,460

44      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

	Shares	Value

Machinery (Continued)

Milacron Holdings Corp.[1]	571	$9,930

Miller Industries, Inc.	124	3,174

Mueller Industries, Inc.	480	13,574

Mueller Water Products, Inc., Cl. A	1,754	19,610

Navistar International Corp.[1]	682	17,643

NN, Inc.	227	6,492

Omega Flex, Inc.	84	5,143

Proto Labs, Inc.[1]	221	14,144

RBC Bearings, Inc.[1]	200	20,264

REV Group, Inc.	427	11,465

Rexnord Corp.[1]	863	19,676

Spartan Motors, Inc.	287	2,468

SPX Corp.[1]	460	11,081

SPX FLOW, Inc.[1]	460	17,172

Standex International Corp.	106	9,317

Sun Hydraulics Corp.	225	9,628

Supreme Industries, Inc., Cl. A	141	2,499

Tennant Co.	148	10,360

Titan International, Inc.	452	4,687

TriMas Corp.[1]	501	10,922

Wabash National Corp.	503	10,055

Watts Water Technologies, Inc., Cl. A	285	17,699

Woodward, Inc.	510	34,741

		650,259

Marine—0.0%

Costamare, Inc.	783	5,129

Matson, Inc.	358	10,475

		15,604

Professional Services—0.3%

Advisory Board Co. (The)[1]	335	17,320

Barrett Business Services, Inc.	79	4,509

CBIZ, Inc.[1]	453	6,840

CRA International, Inc.	91	3,146

Experian plc	3,624	75,621

Exponent, Inc.	214	12,690

Franklin Covey Co.[1]	115	2,271

FTI Consulting, Inc.[1]	345	11,913

GP Strategies Corp.[1]	184	4,517

Heidrick & Struggles International, Inc.	205	4,418

Hill International, Inc.[1]	433	2,122

Huron Consulting Group, Inc.[1]	238	9,889

ICF International, Inc.[1]	209	9,833

Insperity, Inc.	175	13,204

Intertek Group plc	1,152	63,886

Kelly Services, Inc., Cl. A	319	7,410

Kforce, Inc.	294	5,292

Korn/Ferry International	478	15,349

45      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Shares	Value

Professional Services (Continued)

Mistras Group, Inc.[1]	240	$5,021

Navigant Consulting, Inc.[1]	515	10,037

On Assignment, Inc.[1]	440	23,056

Resources Connection, Inc.	247	3,100

RPX Corp.[1]	535	7,083

TriNet Group, Inc.[1]	757	23,414

TrueBlue, Inc.[1]	462	12,405

WageWorks, Inc.[1]	308	21,791

		376,137

Road & Rail—0.1%

ArcBest Corp.	281	5,283

Celadon Group, Inc.	235	470

Covenant Transportation Group, Inc., Cl. A1	152	2,800

Heartland Express, Inc.	695	13,518

Knight Transportation, Inc.	669	22,311

Marten Transport Ltd.	358	8,860

PAM Transportation Services, Inc.[1]	53	935

Roadrunner Transportation Systems, Inc.[1]	320	2,032

Saia, Inc.[1]	211	9,748

Swift Transportation Co., Cl. A1	1,110	26,584

Union Pacific Corp.	350	38,605

Universal Logistics Holdings, Inc.	237	3,271

USA Truck, Inc.[1]	69	455

Werner Enterprises, Inc.	602	16,405

YRC Worldwide, Inc.[1]	271	2,490

		153,767

Trading Companies & Distributors—0.3%

Aircastle Ltd.	656	14,321

Applied Industrial Technologies, Inc.	325	20,069

Beacon Roofing Supply, Inc.[1]	501	24,163

BMC Stock Holdings, Inc.[1]	556	10,842

Bunzl plc	1,310	41,056

CAI International, Inc.[1]	160	3,080

DXP Enterprises, Inc.[1]	143	5,124

GATX Corp.	329	19,569

GMS, Inc.[1]	342	11,170

H&E Equipment Services, Inc.	297	5,907

Kaman Corp.	226	10,918

Lawson Products, Inc.[1]	74	1,576

MRC Global, Inc.[1]	791	14,278

Neff Corp., Cl. A1	97	1,649

NOW, Inc.[1]	897	14,810

Rush Enterprises, Inc., Cl. A1	331	11,866

Rush Enterprises, Inc., Cl. B1	474	15,628

SiteOne Landscape Supply, Inc.[1]	330	17,549

Textainer Group Holdings Ltd.	474	5,214

Titan Machinery, Inc.[1]	182	3,067

46      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

	Shares	Value

Trading Companies & Distributors (Continued)

Triton International Ltd.	620	$17,372

Univar, Inc.[1]	1,522	46,299

Veritiv Corp.[1]	172	7,602

Willis Lease Finance Corp.[1]	53	1,384

Wolseley plc	525	34,622

		359,135

Transportation Infrastructure—0.1%

easyJet plc	3,698	67,435

Information Technology—7.9%

Communications Equipment—0.5%

ADTRAN, Inc.	404	7,777

Aerohive Networks, Inc.[1]	436	2,075

Applied Optoelectronics, Inc.[1]	153	10,683

Bel Fuse, Inc., Cl. B	98	2,352

Black Box Corp.	126	1,033

CalAmp Corp.[1]	296	5,594

Calix, Inc.[1]	542	3,550

Ciena Corp.[1]	1,178	27,659

Cisco Systems, Inc.	1,530	48,241

Comtech Telecommunications Corp.	196	2,828

Digi International, Inc.[1]	289	2,760

EMCORE Corp.	219	2,201

Extreme Networks, Inc.[1]	901	8,677

Finisar Corp.[1]	928	22,885

Harmonic, Inc.[1]	654	3,303

Infinera Corp.[1]	1,210	11,761

InterDigital, Inc.	289	23,409

KVH Industries, Inc.[1]	140	1,323

Lumentum Holdings, Inc.[1]	505	28,810

NETGEAR, Inc.[1]	275	11,536

NetScout Systems, Inc.[1]	766	28,036

Nokia OYJ	17,967	113,857

Oclaro, Inc.[1]	1,389	12,334

Plantronics, Inc.	364	19,263

Quantenna Communications, Inc.[1]	276	5,277

ShoreTel, Inc.[1]	747	4,333

Silicom Ltd.	62	3,160

Sonus Networks, Inc.[1]	411	2,774

Ubiquiti Networks, Inc.[1]	686	32,352

ViaSat, Inc.[1]	480	31,320

Viavi Solutions, Inc.[1]	1,927	21,640

		502,803

Electronic Equipment, Instruments, & Components—0.5%

Agilysys, Inc.[1]	194	1,922

Anixter International, Inc.[1]	280	21,140

AVX Corp.	1,398	22,885

47      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Shares	Value

Electronic Equipment, Instruments, & Components (Continued)

Badger Meter, Inc.	243	$9,526

Belden, Inc.	352	24,992

Benchmark Electronics, Inc.[1]	541	17,474

Coherent, Inc.[1]	205	50,871

Control4 Corp.[1]	198	3,930

CTS Corp.	274	5,768

Daktronics, Inc.	368	3,654

Electro Scientific Industries, Inc.[1]	277	2,316

ePlus, Inc.[1]	118	9,292

Fabrinet[1]	308	10,851

FARO Technologies, Inc.[1]	139	4,830

II-VI, Inc.[1]	686	20,580

Insight Enterprises, Inc.[1]	389	16,159

Itron, Inc.[1]	320	21,648

Kimball Electronics, Inc.[1]	300	5,220

Knowles Corp.[1]	744	12,745

Littelfuse, Inc.	185	29,961

Maxwell Technologies, Inc.[1]	268	1,552

Mesa Laboratories, Inc.	31	4,847

Methode Electronics, Inc.	307	12,326

MTS Systems Corp.	139	7,207

Novanta, Inc.[1]	287	9,758

OSI Systems, Inc.[1]	156	12,354

Park Electrochemical Corp.	169	2,856

PC Connection, Inc.	223	5,816

Plexus Corp.[1]	370	19,233

Radisys Corp.[1]	321	1,210

Rogers Corp.[1]	198	21,030

Sanmina Corp.[1]	620	22,692

ScanSource, Inc.[1]	277	10,526

SYNNEX Corp.	433	48,176

Systemax, Inc.	308	4,906

Tech Data Corp.[1]	294	28,509

TTM Technologies, Inc.[1]	837	13,593

Universal Display Corp.	391	44,339

Vishay Intertechnology, Inc.	1,218	19,914

Vishay Precision Group, Inc.[1]	110	1,903

		588,511

Internet Software & Services—1.6%

2U, Inc.[1]	393	16,801

Actua Corp.[1]	291	4,074

Alarm.com Holdings, Inc.[1]	385	12,532

Alphabet, Inc., Cl. A1	49	48,367

Alphabet, Inc., Cl. C1	50	48,243

Amber Road, Inc.[1]	225	1,627

Angie’s List, Inc.[1]	496	5,972

Apptio, Inc., Cl. A1	320	5,286

Autobytel, Inc.[1]	92	1,158

48      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

	Shares	Value

Internet Software & Services (Continued)

Bankrate, Inc.[1]	751	$7,848

Bazaarvoice, Inc.[1]	39,200	178,360

Benefitfocus, Inc.[1]	257	8,173

Blucora, Inc.[1]	349	7,154

Box, Inc., Cl. A1	1,090	20,383

Brightcove, Inc.[1]	373	2,219

Carbonite, Inc.[1]	229	4,259

Care.com, Inc.[1]	242	3,720

ChannelAdvisor Corp.[1]	285	3,249

Cimpress NV1	260	22,968

Cornerstone OnDemand, Inc.[1]	471	17,597

DHI Group, Inc.[1]	544	1,550

Endurance International Group Holdings, Inc.[1]	1,124	8,486

Envestnet, Inc.[1]	361	12,942

Facebook, Inc., Cl. A1	402	60,887

Five9, Inc.[1]	585	13,145

Global Sources Ltd.[1]	259	5,413

GrubHub, Inc.[1]	715	31,081

GTT Communications, Inc.[1]	311	10,030

Hortonworks, Inc.[1]	510	6,304

Instructure, Inc.[1]	238	6,355

j2 Global, Inc.	396	33,510

Limelight Networks, Inc.[1]	1,184	3,493

Liquidity Services, Inc.[1]	343	2,127

LivePerson, Inc.[1]	467	4,460

LogMeIn, Inc.	213	23,643

London Stock Exchange Group plc	1,340	59,180

Marchex, Inc., Cl. B1	359	1,009

Meet Group, Inc. (The)[1]	492	2,278

MINDBODY, Inc., Cl. A1	339	9,509

New Relic, Inc.[1]	440	19,215

NIC, Inc.	550	11,137

Numerex Corp., Cl. A1	164	677

Q2 Holdings, Inc.[1]	337	13,345

QuinStreet, Inc.[1]	500	1,942

Quotient Technology, Inc.[1]	739	8,129

RealNetworks, Inc.[1]	313	1,299

Reis, Inc.	94	1,777

Rightside Group Ltd.[1]	163	1,485

Shutterstock, Inc.[1]	290	13,502

SPS Commerce, Inc.[1]	143	8,317

Stamps.com, Inc.[1]	141	19,444

TechTarget, Inc.[1]	229	2,084

Trade Desk, Inc. (The), Cl. A1	326	17,930

TrueCar, Inc.[1]	719	12,640

Web.com Group, Inc.[1]	419	9,532

WebMD Health Corp., Cl. A1	5,158	288,745

Xactly Corp.[1]	35,425	556,172

49      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Shares	Value

Internet Software & Services (Continued)

XO Group, Inc.[1]	288	$4,755

		1,707,519

IT Services—2.1%

Accenture plc, Cl. A	323	40,204

Acxiom Corp.[1]	648	16,978

ALJ Regional Holdings, Inc.[1]	288	973

Atos SE	1,470	210,920

Blackhawk Network Holdings, Inc., Cl. A1	464	20,114

CACI International, Inc., Cl. A1	203	24,989

Capital Gemini SA	1,918	198,740

Cardtronics plc, Cl. A1	378	12,947

Cass Information Systems, Inc.	93	5,695

Convergys Corp.	790	19,205

CSG Systems International, Inc.	269	10,730

EPAM Systems, Inc.[1]	426	35,733

EVERTEC, Inc.	796	13,134

ExlService Holdings, Inc.[1]	281	14,716

Forrester Research, Inc.	201	7,919

Hackett Group, Inc. (The)	313	4,589

Information Services Group, Inc.[1]	352	1,285

International Business Machines Corp.	296	45,178

ManTech International Corp., Cl. A	425	16,277

Mastercard, Inc., Cl. A	311	38,216

MAXIMUS, Inc.	539	33,461

MoneyGram International, Inc.[1]	42,424	739,026

NCI, Inc., Cl. A1	149	2,846

NeuStar, Inc., Cl. A1	16,602	550,356

PayPal Holdings, Inc.[1]	1,024	53,463

Perficient, Inc.[1]	282	4,870

PFSweb, Inc.[1]	156	1,078

Planet Payment, Inc.[1]	411	1,418

Science Applications International Corp.	367	27,888

ServiceSource International, Inc.[1]	736	2,547

Sykes Enterprises, Inc.[1]	355	11,832

Syntel, Inc.	698	12,201

TeleTech Holdings, Inc.	385	16,382

Travelport Worldwide Ltd.	1,035	13,973

Unisys Corp.[1]	420	4,956

Virtusa Corp.[1]	248	7,197

Visa, Inc., Cl. A	438	41,711

		2,263,747

Semiconductors & Semiconductor Equipment—1.4%

Advanced Energy Industries, Inc.[1]	331	25,464

Advanced Micro Devices, Inc.[1]	7,799	87,271

Alpha & Omega Semiconductor Ltd.[1]	259	4,823

Ambarella, Inc.[1]	278	16,274

Amkor Technology, Inc.[1]	1,991	22,578

50      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

	Shares	Value

Semiconductors & Semiconductor Equipment (Continued)

Axcelis Technologies, Inc.[1]	246	$5,350

Brooks Automation, Inc.	764	21,048

Cabot Microelectronics Corp.	2,800	211,372

Cavium, Inc.[1]	560	40,863

CEVA, Inc.[1]	177	7,478

Cirrus Logic, Inc.[1]	536	35,349

Cohu, Inc.	294	5,389

Diodes, Inc.[1]	529	13,548

DSP Group, Inc.[1]	240	2,844

Entegris, Inc.[1]	1,554	38,384

FormFactor, Inc.[1]	591	8,688

Hanergy Thin Film Power Group Ltd.[1]	150,879	2

Ichor Holdings Ltd.[1]	199	4,673

Inphi Corp.[1]	345	13,690

Integrated Device Technology, Inc.[1]	1,114	28,496

Intel Corp.	1,668	60,231

IXYS Corp.	346	5,103

Kopin Corp.[1]	538	1,856

Lattice Semiconductor Corp.[1]	1,015	7,054

MACOM Technology Solutions Holdings, Inc.[1]	532	32,436

MaxLinear, Inc., Cl. A1	542	16,883

Microsemi Corp.[1]	963	47,293

MKS Instruments, Inc.	448	36,624

Monolithic Power Systems, Inc.	344	33,781

Nanometrics, Inc.[1]	275	7,645

NeoPhotonics Corp.[1]	355	3,199

NVE Corp.	53	4,184

PDF Solutions, Inc.[1]	266	4,320

Photronics, Inc.[1]	570	5,728

Power Integrations, Inc.	244	16,336

QUALCOMM, Inc.	510	29,208

Rambus, Inc.[1]	926	10,964

Rudolph Technologies, Inc.[1]	341	8,150

Semtech Corp.[1]	549	20,972

Sigma Designs, Inc.[1]	318	1,988

Silicon Laboratories, Inc.[1]	353	26,404

Synaptics, Inc.[1]	286	15,890

Texas Instruments, Inc.	480	39,595

Ultra Clean Holdings, Inc.[1]	361	8,245

Veeco Instruments, Inc.[1]	418	13,146

Xcerra Corp.[1]	54,126	525,563

Xperi Corp.	408	12,505
		1,588,887

Software—1.6%

8x8, Inc.[1]	759	10,360

A10 Networks, Inc.[1]	744	6,079

ACI Worldwide, Inc.[1]	979	22,380

American Software, Inc., Cl. A	323	3,469

51      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Shares	Value

Software (Continued)

Aspen Technology, Inc.[1]	636	$38,898

Barracuda Networks, Inc.[1]	578	12,670

Blackbaud, Inc.	396	32,761

Blackline, Inc.[1]	428	14,449

Bottomline Technologies de, Inc.[1]	315	7,878

BroadSoft, Inc.[1]	253	10,120

Callidus Software, Inc.[1]	531	12,691

CommVault Systems, Inc.[1]	375	21,047

Ebix, Inc.	268	14,834

Ellie Mae, Inc.[1]	284	31,115

EnerNOC, Inc.[1]	256	1,395

Everbridge, Inc.[1]	226	5,844

Exa Corp.[1]	124	1,722

Fair Isaac Corp.	258	34,226

Gigamon, Inc.[1]	5,291	201,852

Globant SA1	289	11,317

Glu Mobile, Inc.[1]	1,118	2,840

Guidance Software, Inc.[1]	352	2,256

HubSpot, Inc.[1]	298	21,486

Imperva, Inc.[1]	276	13,634

Intu Properties plc	16,993	59,559

Jive Software, Inc.[1]	864	4,558

Majesco[1]	304	1,444

Micro Focus International plc	1,839	56,752

Microsoft Corp.	741	51,751

MicroStrategy, Inc., Cl. A1	95	17,324

Mitek Systems, Inc.[1]	278	2,168

MobileIron, Inc.[1]	743	4,012

Mobileye NV1	8,635	534,507

Model N, Inc.[1]	235	3,043

Monotype Imaging Holdings, Inc.	344	6,725

Oracle Corp.	1,671	75,847

Paycom Software, Inc.[1]	478	31,280

Paylocity Holding Corp.[1]	429	20,099

Pegasystems, Inc.	639	37,350

Progress Software Corp.	530	15,476

Proofpoint, Inc.[1]	364	31,304

PROS Holdings, Inc.[1]	255	7,617

QAD, Inc., Cl. A	245	7,975

Qualys, Inc.[1]	393	16,506

Rapid7, Inc.[1]	355	6,518

RealPage, Inc.[1]	889	30,759

RingCentral, Inc., Cl. A1	620	21,142

Rosetta Stone, Inc.[1]	187	2,220

Rubicon Project, Inc. (The)[1]	412	2,052

Sage Group plc (The)	4,535	42,135

Sapiens International Corp. NV1	408	5,063

Silver Spring Networks, Inc.[1]	435	4,428

Synchronoss Technologies, Inc.[1]	378	4,831

52      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

	Shares	Value

Software (Continued)

Take-Two Interactive Software, Inc.[1]	841	$64,538

Telenav, Inc.[1]	475	3,871

TiVo Corp.	1,316	23,425

Varonis Systems, Inc.[1]	224	8,142

VASCO Data Security International, Inc.[1]	334	4,576

Verint Systems, Inc.[1]	521	21,413

Workiva, Inc., Cl. A1	344	6,261

Zendesk, Inc.[1]	807	20,966

Zix Corp.[1]	588	3,393

		1,796,353

Technology Hardware, Storage & Peripherals—0.2%

Apple, Inc.	333	50,869

Avid Technology, Inc.[1]	340	1,771

Cray, Inc.[1]	340	6,035

Diebold Nixdorf, Inc.	4,962	131,245

Eastman Kodak Co.[1]	354	3,275

Electronics for Imaging, Inc.[1]	389	18,446

Immersion Corp.[1]	241	2,049

Pure Storage, Inc., Cl. A1	1,705	22,063

Stratasys Ltd.[1]	439	11,809

Super Micro Computer, Inc.[1]	403	9,914

USA Technologies, Inc.[1]	336	1,562

		259,038

Materials—2.6%

Chemicals—0.9%

A. Schulman, Inc.	246	7,208

AgroFresh Solutions, Inc.[1]	417	2,932

Air Liquide SA	1,261	153,743

American Vanguard Corp.	245	4,128

Balchem Corp.	265	20,861

Calgon Carbon Corp.	423	5,943

Chase Corp.	78	8,229

Chemours Co. (The)	1,523	60,905

Codexis, Inc.[1]	344	1,376

Croda International plc	1,105	56,492

Dow Chemical Co. (The)	649	40,212

EI du Pont de Nemours & Co.	509	40,170

Ferro Corp.[1]	917	15,369

Flotek Industries, Inc.[1]	475	4,693

FutureFuel Corp.	365	4,942

GCP Applied Technologies, Inc.[1]	593	17,849

H.B. Fuller Co.	421	21,366

Hawkins, Inc.	88	4,140

Ingevity Corp.[1]	351	20,734

Innophos Holdings, Inc.	213	9,008

Innospec, Inc.	264	16,896

Johnson Matthey plc	1,421	57,175

53      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Shares	Value

Chemicals (Continued)

KMG Chemicals, Inc.	130	$7,271

Koppers Holdings, Inc.[1]	227	8,183

Kraton Corp.[1]	260	8,398

Kronos Worldwide, Inc.	967	17,735

Minerals Technologies, Inc.	292	21,009

Monsanto Co.	756	88,770

Olin Corp.	1,380	40,489

OMNOVA Solutions, Inc.[1]	492	4,256

PolyOne Corp.	682	25,466

Quaker Chemical Corp.	111	15,472

Rayonier Advanced Materials, Inc.	361	6,278

Sensient Technologies Corp.	485	38,941

Solvay SA	882	115,679

Stepan Co.	246	20,817

Trecora Resources[1]	202	2,161

Tredegar Corp.	275	4,345

Trinseo SA	370	23,846

Tronox Ltd., Cl. A	970	14,744

Valhi, Inc.	2,853	9,729

		1,047,960

Construction Materials—0.2%

Caesarstone Ltd.[1]	286	10,739

CRH plc	1,097	39,537

Forterra, Inc.[1]	533	3,832

LafargeHolcim Ltd.[1]	1,381	82,868

Summit Materials, Inc., Cl. A1	801	21,515

United States Lime & Minerals, Inc.	47	3,686

US Concrete, Inc.[1]	131	8,659

		170,836

Containers & Packaging—0.6%

Greif, Inc., Cl. A	491	29,190

Greif, Inc., Cl. B	491	32,627

Multi Packaging Solutions International Ltd.[1]	31,457	566,226

Myers Industries, Inc.	250	4,225

UFP Technologies, Inc.[1]	79	2,160

		634,428

Metals & Mining—0.7%

AK Steel Holding Corp.[1]	2,626	16,019

Allegheny Technologies, Inc.	908	14,010

Ampco-Pittsburgh Corp.	102	1,601

Anglo American plc[1]	2,075	28,186

Antofagasta plc	4,730	49,396

ArcelorMittal[1]	2,782	61,387

BHP Billiton plc	2,160	32,469

Carpenter Technology Corp.	390	14,223

Century Aluminum Co.[1]	728	10,498

54      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

	Shares	Value

Metals & Mining (Continued)

Cie Generale des Etablissements Michelin	1,022	$128,846

Cliffs Natural Resources, Inc.[1]	1,944	11,450

Coeur Mining, Inc.[1]	1,514	14,050

Commercial Metals Co.	966	17,485

Ferroglobe plc	1,433	15,104

Fresnillo plc	1,864	38,308

Glencore plc[1]	7,668	28,558

Gold Resource Corp.	472	1,666

Handy & Harman Ltd.[1]	102	2,912

Hargreaves Lansdown plc	3,874	69,817

Haynes International, Inc.	104	3,723

Hecla Mining Co.	3,297	18,925

Kaiser Aluminum Corp.	144	11,860

Materion Corp.	219	7,490

Olympic Steel, Inc.	91	1,499

Randgold Resources Ltd.	847	80,336

Real Industry, Inc.[1]	245	686

Rio Tinto plc	744	29,738

Ryerson Holding Corp.[1]	310	2,589

Schnitzer Steel Industries, Inc., Cl. A	226	4,362

SunCoke Energy, Inc.[1]	537	4,693

TimkenSteel Corp.[1]	370	4,847

Worthington Industries, Inc.	524	21,992

		748,725

Paper & Forest Products—0.2%

Boise Cascade Co.[1]	320	8,624

Clearwater Paper Corp.[1]	138	6,396

Deltic Timber Corp.	102	6,922

KapStone Paper & Packaging Corp.	807	17,052

Louisiana-Pacific Corp.[1]	1,582	35,247

Mondi plc	1,774	46,319

Neenah Paper, Inc.	184	14,352

PH Glatfelter Co.	477	8,743

Schweitzer-Mauduit International, Inc.	255	9,506

Smurfit Kappa Group plc	2,031	57,263

		210,424

Telecommunication Services—1.4%

Diversified Telecommunication Services—1.3%

AT&T, Inc.	1,571	60,531

ATN International, Inc.	135	8,834

Babcock International Group plc	4,617	55,541

BT Group plc, Cl. A	16,589	66,187

CenturyLink, Inc.	7,408	184,830

Cincinnati Bell, Inc.[1]	351	5,967

Cogent Communications Holdings, Inc.	379	14,933

Consolidated Communications Holdings, Inc.	422	8,406

FairPoint Communications, Inc.[1]	226	3,254

55      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Shares	Value

Diversified Telecommunication Services (Continued)

General Communication, Inc., Cl. A1	299	$11,060

Hawaiian Telcom Holdco, Inc.[1]	126	3,165

IDT Corp., Cl. B	193	3,273

Iridium Communications, Inc.[1]	812	8,039

Lumos Networks Corp.[1]	31,193	558,979

Orange SA	12,918	227,139

ORBCOMM, Inc.[1]	593	5,811

Verizon Communications, Inc.	1,258	58,673

Vivendi SA	5,900	128,461

Vonage Holdings Corp.[1]	1,827	12,625

Windstream Holdings, Inc.	803	3,413

		1,429,121

Wireless Telecommunication Services—0.1%

Boingo Wireless, Inc.[1]	322	5,175

NII Holdings, Inc.[1]	3,864	2,195

Shenandoah Telecommunications Co.	408	12,505

Spok Holdings, Inc.	171	2,975

Vodafone Group plc	21,086	62,965

		85,815

Utilities—3.1%

Electric Utilities—0.9%

ALLETE, Inc.	413	30,310

Bouygues SA	3,016	129,387

Duke Energy Corp.	1,268	108,642

El Paso Electric Co.	444	23,976

Exelon Corp.	1,871	67,936

Genie Energy Ltd., Cl. B	206	1,584

IDACORP, Inc.	420	36,666

MGE Energy, Inc.	289	18,814

NextEra Energy, Inc.	1,222	172,840

Otter Tail Corp.	328	13,104

PNM Resources, Inc.	664	25,564

Portland General Electric Co.	743	35,174

Southern Co. (The)	3,940	199,403

SSE plc	5,899	114,399

		977,799

Gas Utilities—0.7%

Chesapeake Utilities Corp.	136	10,098

Delta Natural Gas Co., Inc.	59	1,771

New Jersey Resources Corp.	719	30,126

Northwest Natural Gas Co.	239	14,639

ONE Gas, Inc.	436	30,803

South Jersey Industries, Inc.	663	24,140

Southwest Gas Holdings, Inc.	521	41,456

Spire, Inc.	381	26,994

56      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

	Shares	Value

Gas Utilities (Continued)

WGL Holdings, Inc.	6,577	$544,181

		724,208

Independent Power and Renewable Electricity Producers—0.8%

Atlantic Power Corp.[1]	1,265	2,973

Atlantica Yield plc	836	17,464

Dynegy, Inc.[1]	978	8,088

NRG Energy, Inc.	10,381	166,722

NRG Yield, Inc., Cl. A	812	13,966

NRG Yield, Inc., Cl. C	812	14,372

Ormat Technologies, Inc.	414	24,641

Pattern Energy Group, Inc., Cl. A	729	16,446

TerraForm Global, Inc., Cl. A1	131,740	645,526

TerraForm Power, Inc., Cl. A1	762	9,434

		919,632

Multi-Utilities—0.5%

Avista Corp.	535	22,919

Black Hills Corp.	445	30,945

Centrica plc	34,822	91,199

Engie SA	9,833	150,212

National Grid plc	7,825	109,917

NorthWestern Corp.	404	25,032

Unitil Corp.	155	7,375

Veolia Environnement SA	7,130	157,053

		594,652

Water Utilities—0.2%

American States Water Co.	305	13,966

AquaVenture Holdings Ltd.[1]	220	3,729

Artesian Resources Corp., Cl. A	76	2,670

California Water Service Group	401	13,895

Connecticut Water Service, Inc.	94	4,988

Consolidated Water Co. Ltd.	124	1,469

Middlesex Water Co.	136	4,803

SJW Group	224	10,761

United Utilities Group plc	9,808	130,085

York Water Co. (The)	107	3,542

		189,908

Total Common Stocks (Cost $51,330,109)		52,046,880

Preferred Stock—0.4%

Kinesis 2017 Sidecar, Preferred (Cost $448,930)[1]	49,261	452,216

	Units

Rights, Warrants and Certificates—0.0%

Halcon Resources Corp. Wts., Strike Price $14.04, Exp. 9/9/20[1]	1,456	1,237

Kaisa Group Holdings Ltd. Rts., Strike Price 1SGD, Exp. 12/31/49[1]	231	2

SandRidge Energy, Inc. Wts., Strike Price $41.34, Exp. 10/4/22[1]	977	2,437

57      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Units	Value

Rights, Warrants and Certificates (Continued)

SandRidge Energy, Inc. Wts., Strike Price $42.03, Exp. 10/4/22[1]	411	$997

Total Rights, Warrants and Certificates (Cost $90,101)		4,673

	Principal Amount

Mortgage-Backed Obligations—0.3%

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 177, Cl. IO, 45.006%, 7/1/26[7]	$147,028	29,713
Series 2815, Cl. PT, 99.999%, 11/15/32[7]	27,691	544
Series 2922, Cl. SE, 14.522%, 2/15/35[7]	16,185	3,263
Series 3005, Cl. WI, 0.00%, 7/15/35[7,8]	30,240	8,035
Series 3031, Cl. BI, 56.285%, 8/15/35[7]	251,234	57,072

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2003-33, Cl. IA, 8.953%, 5/25/33[7]	36,230	9,279
Series 2003-52, Cl. NS, 25.55%, 6/25/23[7]	44,109	4,415
Series 2004-56, Cl. SE, 8.569%, 10/25/33[7]	66,996	13,405
Series 2005-12, Cl. SC, 20.25%, 3/25/35[7]	7,533	1,243
Series 2005-14, Cl. SE, 26.151%, 3/25/35[7]	127,341	20,043
Series 2005-6, Cl. SE, 53.393%, 2/25/35[7]	162,317	27,649
Series 2005-87, Cl. SE, 9.871%, 10/25/35[7]	90,169	13,059
Series 2006-53, Cl. US, 5.313%, 6/25/36[7]	70,024	11,020
Series 2007-88, Cl. XI, 0.00%, 6/25/37[7,8]	123,418	23,295
Series 2010-116, Cl. BI, 13.342%, 8/25/20[7]	99,229	3,841
Series 2011-96, Cl. SA, 14.809%, 10/25/41[7]	382,256	67,736

Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security, Series 2002-76, Cl. SG, 14.169%, 10/16/29[7]	151,979	33,908

Total Mortgage-Backed Obligations (Cost $236,086)		327,520

Non-Convertible Corporate Bonds and Notes—21.7%

Consumer Discretionary—5.8%

Automobiles—0.3%

ZF North America Capital, Inc., 4.75% Sr. Unsec. Nts., 4/29/25[2]	300,000	316,410

Hotels, Restaurants & Leisure—1.6%

1011778 B.C. ULC/New Red Finance, Inc., 6% Sec. Nts., 4/1/22[2]	400,000	417,380

MGM Resorts International, 7.75% Sr. Unsec. Nts., 3/15/22	400,000	470,000

Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50% Sr. Unsec. Nts., 3/1/25[2]	400,000	424,000

Wynn Macau Ltd., 5.25% Sr. Unsec. Nts., 10/15/21[2]	450,000	467,438

		1,778,818

Household Durables—0.3%

Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc., 7.25% Sr. Unsec. Nts., 5/15/24[2]	300,000	328,500

Media—3.2%

CCO Holdings LLC/CCO Holdings Capital Corp., 5.125% Sr. Unsec. Nts., 5/1/23[2]	400,000	421,752

58      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

	Principal Amount	Value

Media (Continued)

Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375% Sr. Unsec. Nts., 9/15/20[2]	$280,000	$287,700

Charter Communications Operating LLC/Charter Communications Operating Capital, 4.908% Sr. Sec. Nts., 7/23/25	400,000	433,629

Columbus Cable Barbados Ltd., 7.375% Sr. Unsec. Nts., 3/30/21[2]	400,000	427,200

CSC Holdings LLC, 10.875% Sr. Unsec. Nts., 10/15/25[2]	300,000	366,000

DISH DBS Corp., 5.875% Sr. Unsec. Nts., 7/15/22	400,000	428,000

Sirius XM Radio, Inc., 6% Sr. Unsec. Nts., 7/15/24[2]	400,000	425,500

Univision Communications, Inc., 5.125% Sr. Sec. Nts., 2/15/25[2]	400,000	396,500

VTR Finance BV, 6.875% Sr. Sec. Nts., 1/15/24[2]	350,000	373,187

		3,559,468

Multiline Retail—0.4%

Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23	400,000	425,600

Consumer Staples—0.4%

Food Products—0.4%

Post Holdings, Inc., 5% Sr. Unsec. Nts., 8/15/26[2]	400,000	404,000

Energy—4.2%

Energy Equipment & Services—0.3%

Offshore Group Investment Ltd., 7.50% 1st Lien Nts., 11/1/19[3,6]	250,000	—

Vantage Drilling International, 10% Sec. Nts., 12/31/20	357,000	344,505

		344,505

Oil, Gas & Consumable Fuels—3.9%

Cenovus Energy, Inc., 6.75% Sr. Unsec. Nts., 11/15/39	400,000	447,851

Cheniere Corpus Christi Holdings LLC, 5.875% Sr. Sec. Nts., 3/31/25	300,000	323,250

Concho Resources, Inc., 5.50% Sr. Unsec. Unsub. Nts., 4/1/23	400,000	415,500

CONSOL Energy, Inc., 5.875% Sr. Unsec. Nts., 4/15/22	400,000	396,500

Continental Resources, Inc., 5% Sr. Unsec. Nts., 9/15/22	400,000	402,000

Gazprom OAO Via Gaz Capital SA, 9.25% Sr. Unsec. Nts., 4/23/19[2]	300,000	336,188

Lukoil International Finance BV, 4.563% Sr. Unsec. Unsub. Nts., 4/24/23[2]	450,000	464,417

NGPL PipeCo LLC, 7.119% Sr. Unsec. Nts., 12/15/17[2]	400,000	411,000

Rio Oil Finance Trust, 9.25% Sr. Sec. Nts., 7/6/24[2]	268,236	274,272

Sabine Pass Liquefaction LLC, 5.625% Sr. Sec. Nts., 2/1/21	350,000	383,098

SandRidge Energy, Inc., 7.50% Sr. Unsec. Nts., 3/15/21[3,6]	500,000	50

Williams Partners LP/ACMP Finance Corp., 4.875% Sr. Unsec. Nts., 5/15/23	400,000	413,000

		4,267,126

Financials—2.3%

Capital Markets—0.4%

Springleaf Finance Corp., 6.90% Sr. Unsec. Nts., 12/15/17	450,000	462,375

Commercial Banks—1.1%

Bancolombia SA, 5.125% Unsec. Sub. Nts., 9/11/22	400,000	419,200

HBOS plc, 6.75% Sub. Nts., 5/21/18[2]	400,000	417,118

59      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Commercial Banks (Continued)

Itau Unibanco Holding SA (Cayman Islands), 5.125% Sub. Nts., 5/13/23[2]	$300,000	$307,410

		1,143,728

Diversified Financial Services—0.0%

Samson Investment Co., 9.75% Sr. Unsec. Nts., 2/15/20[6]	350,000	26,425

Insurance—0.4%

HUB International Ltd., 7.875% Sr. Unsec. Nts., 10/1/21[2]	400,000	419,000

Real Estate Investment Trusts (REITs)—0.4%

Crown Castle International Corp., 5.25% Sr. Unsec. Nts., 1/15/23	400,000	447,186

Health Care—1.5%

Health Care Equipment & Supplies—0.4%

Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA, 6.625% Sr. Unsec. Nts., 5/15/22[2]	400,000	384,000

Health Care Providers & Services—1.1%

Centene Corp., 5.625% Sr. Unsec. Nts., 2/15/21	400,000	418,752

DaVita, Inc.:
5.125% Sr. Unsec. Nts., 7/15/24	250,000	254,844
5.75% Sr. Unsec. Nts., 8/15/22	100,000	103,812

HCA, Inc., 6.50% Sr. Sec. Nts., 2/15/20	400,000	440,500

		1,217,908

Industrials—1.9%

Aerospace & Defense—0.8%

Arconic, Inc., 5.40% Sr. Unsec. Nts., 4/15/21	400,000	432,196

TransDigm, Inc., 6.50% Sr. Sub. Nts., 7/15/24	400,000	417,000

		849,196

Industrial Conglomerates—0.6%

Citgo Holding, Inc., 10.75% Sr. Sec. Nts., 2/15/20[2]	300,000	325,500

Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6% Sr. Unsec. Nts., 8/1/20	400,000	411,500

		737,000

Professional Services—0.4%

Nielsen Finance LLC/Nielsen Finance Co., 5% Sr. Unsec. Nts., 4/15/22[2]	400,000	412,500

Trading Companies & Distributors—0.1%

United Rentals North America, Inc., 7.625% Sr. Unsec. Nts., 4/15/22	142,000	148,567

Information Technology—1.6%

Communications Equipment—0.4%

CommScope Technologies LLC, 6% Sr. Unsec. Nts., 6/15/25[2]	400,000	427,080

60      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

	Principal Amount	Value

Software—0.8%

BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[2]	$400,000	$410,520

Solera LLC/Solera Finance, Inc., 10.50% Sr. Unsec. Nts., 3/1/24[2]	400,000	460,000

		870,520

Technology Hardware, Storage & Peripherals—0.4%

Western Digital Corp., 10.50% Sr. Unsec. Nts., 4/1/24	400,000	470,000

Materials—1.5%

Chemicals—0.4%

Momentive Performance Materials, Inc., 3.88% Sr. Sec. Nts., 10/24/21	400,000	406,000

Construction Materials—0.4%

Cemex Finance LLC, 6% Sr. Sec. Nts., 4/1/24[2]	350,000	370,160

Containers & Packaging—0.3%

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA, 5.75% Sr. Sec. Nts., 10/15/20	350,000	360,062

Metals & Mining—0.4%

FMG Resources August 2006 Pty Ltd., 9.75% Sr. Sec. Nts., 3/1/22[2]	400,000	462,400

Telecommunication Services—2.0%

Diversified Telecommunication Services—1.4%

Embarq Corp., 7.995% Sr. Unsec. Nts., 6/1/36	300,000	306,188

Intelsat Jackson Holdings SA, 7.25% Sr. Unsec. Nts., 10/15/20	400,000	363,000

T-Mobile USA, Inc., 6.625% Sr. Unsec. Nts., 4/1/23	400,000	426,880

Zayo Group LLC/Zayo Capital, Inc., 6% Sr. Unsec. Nts., 4/1/23	400,000	425,000

		1,521,068

Wireless Telecommunication Services—0.6%

Digicel Group Ltd., 8.25% Sr. Unsec. Nts., 9/30/20[2]	400,000	381,000

Wind Acquisition Finance SA, 7.375% Sec. Nts., 4/23/21[2]	250,000	260,656

		641,656

Utilities—0.5%

Electric Utilities—0.5%

FirstEnergy Corp., 7.375% Sr. Unsec. Nts., 11/15/31	400,000	534,721

MMC Energy, Inc., 8.875% Sr. Unsec. Nts., 10/15/20[3,6]	250,000	—

		534,721

Independent Power and Renewable Electricity Producers—0.0%

Talen Energy Supply LLC, 4.625% Sr. Unsec. Nts., 7/15/19[2]	71,000	69,403

Total Non-Convertible Corporate Bonds and Notes (Cost $23,226,540)		23,805,382

Convertible Corporate Bond and Note—0.2%

CHC Group LLC/CHC Finance Ltd., 10.779% Cv. Sec. Nts., 10/1/20[11] (Cost $63,440)	89,718	148,035

61      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value

Event-Linked Bonds—14.8%

Earthquake—4.7%

Acorn Re Ltd. Catastrophe Linked Nts., 4.532%, 7/17/18[2,9]		$250,000	$255,312

Azzurro Re I Ltd. Catastrophe Linked Nts., 2.15%, 1/16/19[2,9]	EUR	450,000	507,327

Bosphorus Ltd. Catastrophe Linked Nts., 4.341%, 8/17/18[2,9]		250,000	254,787

Buffalo Re Ltd. Catastrophe Linked Nts., 4.356%, 4/7/20[2,9]		250,000	250,037

Golden State Re II Ltd. Catastrophe Linked Nts., 2.20%, 1/8/19[2,9]		500,000	499,075

Kizuna Re II Ltd. Catastrophe Linked Nts.:
2.25%, 4/6/18[2,9]		440,000	442,310
2.50%, 4/6/18[2,9]		250,000	251,212

Merna Re Ltd. Catastrophe Linked Nts.:
2.00%, 4/9/18[2,9]		250,000	250,937
2.889%, 4/8/20[9,10]		250,000	251,813

Nakama Re Ltd. Catastrophe Linked Nts.:
2.125%, 1/16/19[2,9]		250,000	252,363
2.50%, 4/13/18[2,9]		250,000	251,938
2.875%, 1/16/20[2,9]		250,000	256,038
3.246%, 10/13/21[2,9]		250,000	254,813

Panda Re Ltd. Catastrophe Linked Nts., 4.05%, 7/9/18[2,9]		250,000	251,838

Torrey Pines Re Ltd. Catastrophe Linked Nts., 0.50%, 6/9/20[2,9]		375,000	375,731

Ursa Re Ltd. Catastrophe Linked Nts., 3.50%, 12/7/17[2,9]		500,000	501,325

			5,106,856

Longevity—0.2%

Vita Capital VI Ltd. Catastrophe Linked Nts., 3.647%, 1/8/21[2,9]		250,000	253,637

Multiple Event—6.1%

Atlas IX Capital DAC Catastrophe Linked Nts., 4.338%, 1/17/19[2,9]		500,000	508,925

Caelus Re IV Ltd. Catastrophe Linked Nts., 5.50%, 3/6/20[2,9]		250,000	258,387

Caelus Re V Ltd. Catastrophe Linked Nts., 1.389%, 6/5/20[2,9]		250,000	250,587

Cranberry Re Ltd. Catastrophe Linked Nts., 3.86%, 7/6/18[2,9]		250,000	254,037

East Lane Re VI Ltd. Catastrophe Linked Nts., 3.621%, 3/14/18[2,9]		250,000	250,537

Eden Re II Ltd. Catastrophe Linked Nts., 0%, 3/22/21[2,11]		500,000	506,850

Galilei Re Ltd. Catastrophe Linked Nts., 5.512%, 1/8/21[2,9]		250,000	251,512

Kilimanjaro Re Ltd. Catastrophe Linked Nts.:
4.50%, 4/30/18[2,9]		250,000	251,137
4.75%, 4/30/18[2,9]		250,000	251,037

PennUnion Re Ltd. Catastrophe Linked Nts., 4.50%, 12/7/18[2,9]		250,000	253,087

Residential Reinsurance 2013 Ltd. Catastrophe Linked Nts., 5.25%, 12/6/17[2,9]		250,000	250,113

Residential Reinsurance 2014 Ltd. Catastrophe Linked Nts., 3.61%, 6/6/18[2,9]		500,000	503,975

Residential Reinsurance 2016 Ltd. Catastrophe Linked Nts.:
3.50%, 12/6/23[2,9]		250,000	247,588
4.221%, 6/6/20[2,9]		500,000	500,575

Residential Reinsurance 2017 Ltd. Catastrophe Linked Nts., 0.50%, 6/6/21[2,9]		375,000	373,219

Riverfront Re Ltd. Catastrophe Linked Nts., 5.471%, 1/15/21[2,9]		250,000	250,000

Sanders Re Ltd. Catastrophe Linked Nts.:
3.08%, 5/25/18[2,9]		250,000	250,613

62      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

		Principal Amount	Value

Multiple Event (Continued)

Sanders Re Ltd. Catastrophe Linked Nts.: (Continued) 3.25%, 6/5/20[2,9]		$250,000	$250,000
4.105%, 12/6/21[2,9]		250,000	250,513
4.271%, 5/25/18[2,9]		250,000	250,813
4.741%, 6/7/17[2,9]		250,000	250,713

Tradewynd Re Ltd. Catastrophe Linked Nts., 5%, 1/8/21[2,9]		250,000	250,913

			6,665,131

Other—2.2%

Benu Capital Ltd. Catastrophe Linked Nts.:
2.55%, 1/8/20[2,9]	EUR	250,000	283,590
3.35%, 1/8/20[2,9]	EUR	500,000	571,673

Horse Capital I DAC Catastrophe Linked Nts., 12%, 6/15/20[2,9]	EUR	250,000	283,337

Vitality Re V Ltd. Catastrophe Linked Nts., 1.75%, 1/7/19[2,9]		500,000	501,525

Vitality Re VI Ltd. Catastrophe Linked Nts., 2.10%, 1/8/18[2,9]		250,000	251,212

Vitality Re VII Ltd. Catastrophe Linked Nts., 2.65%, 1/7/20[2,9]		250,000	255,863

Vitality Re VIII Ltd. Catastrophe Linked Nts., 2%, 1/8/21[2,9]		250,000	252,337

			2,399,537

Windstorm—1.6%

Akibare Re Ltd. Catastrophe Linked Nts., 3.599%, 4/7/20[2,9]		250,000	255,912

Alamo Re Ltd. Catastrophe Linked Nts.:
4.62%, 6/7/19[2,9]		250,000	259,512
5.20%, 6/7/17[2,9]		250,000	250,912

Aozora Re Ltd. Catastrophe Linked Nts., 3.119%, 4/7/21[2,9]		250,000	252,525

Citrus Re Ltd. Catastrophe Linked Nts., 7.50%, 2/25/19[2,9]		250,000	256,313

Gator Re Ltd. Catastrophe Linked Nts., 1.384%, 1/9/20[9,10]		87,500	220

Manatee Re Ltd. Catastrophe Linked Nts., 5%, 12/22/17[2,9]		250,000	249,113

Pelican IV Re Ltd. Catastrophe Linked Nts., 3.669%, 5/5/20[2,9]		250,000	250,838

			1,775,345

Total Event-Linked Bonds (Cost $16,122,225)			16,200,506

Short-Term Note—5.2%

United States Treasury Bills, 0.875%, 9/7/17[11,12,13] (Cost $5,726,687)		5,740,000	5,725,564

		Shares

Investment Companies—8.2%

Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.74%[5,14]		8,980,724	8,980,724

Scottish Mortgage Investment Trust plc		11,241	57,571

Total Investment Companies (Cost $9,032,551)			9,038,295

Total Investments, at Value (Cost $106,276,669)		98.2%	107,749,071

Net Other Assets (Liabilities)		1.8	2,019,288

Net Assets		100.0%	$109,768,359

Footnotes to Consolidated Statement of Investments

1. Non-income producing security.

63      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Footnotes to Consolidated Statement of Investments (Continued)

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $27,865,978 or 25.39% of the Fund’s net assets at period end.

3. Security received as the result of issuer reorganization.

4. Security is a Master Limited Partnership.

5. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares May 31, 2016	Gross Additions	Gross Reductions	Shares May 31, 2017

Oppenheimer Institutional Government Money Market Fund, Cl. Ea	10,475,976	206,386,340	207,881,592	8,980,724
Oppenheimer Master Loan Fund, LLC	399,771	—	399,771	—

		Value	Income	Realized Loss

Oppenheimer Institutional Government Money Market Fund, Cl. Ea		$8,980,724	$20,412	$—
Oppenheimer Master Loan Fund, LLC		—	208,416[b]	21,940[b]

Total		$8,980,724	$228,828	$21,940

a. Prior to September 28, 2016, this fund was named Oppenheimer Institutional Money Market Fund.

b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

6. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

7. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $327,520 or 0.30% of the Fund’s net assets at period end.

8. Interest rate is less than 0.0005%.

9. Represents the current interest rate for a variable or increasing rate security.

10. Restricted security. The aggregate value of restricted securities at period end was $252,033, which represents 0.23% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)

Gator Re Ltd. Catastrophe Linked Nts., 1.384%, 1/9/20	12/19/14	$87,500	$220	$(87,280)
Merna Re Ltd. Catastrophe Linked Nts., 2.889%, 4/8/20	3/22/17	250,000	251,813	1,813

		$337,500	$252,033	$(85,467)

11. Zero coupon bond reflects effective yield on the original acquisition date.

64      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Footnotes to Consolidated Statement of Investments (Continued)

12. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $1,118,181. See Note 6 of the accompanying Consolidated Notes.

13. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $3,137,090. See Note 6 of the accompanying Consolidated Notes.

14. Rate shown is the 7-day yield at period end.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings (Unaudited)	Value	Percent

United States	$77,631,476	72.1%
France	6,480,869	6.0
United Kingdom	5,477,976	5.1
Bermuda	4,241,133	3.9
Cayman Islands	2,749,502	2.6
Japan	1,712,647	1.6
Supranational	1,011,375	0.9
Ireland	903,460	0.8
Canada	882,442	0.8
Russia	800,605	0.8
Brazil	581,682	0.5
Eurozone	507,327	0.5
Australia	494,869	0.5
Macau	467,438	0.4
Barbados	427,200	0.4
Chile	422,583	0.4
Colombia	419,200	0.4
Jamaica	381,000	0.4
Mexico	370,160	0.4
Germany	363,436	0.3
Italy	260,656	0.2
Turkey	254,788	0.2
Switzerland	223,654	0.2
Belgium	115,679	0.1
Finland	113,857	0.1
Jersey, Channel Islands	103,014	0.1
Netherlands	87,594	0.1
South Africa	83,137	0.1
Luxembourg	61,387	0.1
Jordan	39,402	0.0
Puerto Rico	25,564	0.0
Israel	18,963	0.0
Thailand	10,851	0.0
Panama	8,181	0.0
Monaco	5,420	0.0
Hong Kong	5,413	0.0
Greece	5,129	0.0
China	2	0.0

Total	$107,749,071	100.0%

65      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Forward Currency Exchange Contracts as of May 31, 2017
Counter -party	Settlement Month(s)		Currency Purchased (000’s)	Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

BOA	06/2017	CAD	740	USD	555	$—	$6,812
BOA	06/2017	HUF	634,000	USD	2,217	94,387	—
BOA	06/2017	KRW	1,296,000	USD	1,123	35,470	—
BOA	06/2017	NOK	18,680	USD	2,201	24,314	14,125
BOA	06/2017	TRY	3,920	USD	1,076	30,864	—
BOA	06/2017	USD	1,101	CHF	1,095	—	30,521
BOA	06/2017	USD	203	EUR	190	—	10,389
BOA	06/2017	USD	547	HUF	158,000	—	29,461
BOA	06/2017	USD	1,618	TRY	6,010	—	79,658
BOA	06/2017	USD	1,617	ZAR	22,090	—	63,291
BOA	06/2017	ZAR	14,250	USD	1,084	521	—
CITNA-B	06/2017	BRL	3,420	USD	1,097	—	40,367
CITNA-B	06/2017	CHF	2,210	USD	2,227	56,158	—
CITNA-B	06/2017	EUR	1,025	USD	1,114	37,772	—
CITNA-B	06/2017	GBP	895	USD	1,099	54,415	—
CITNA-B	06/2017	NZD	790	USD	552	7,300	—
CITNA-B	06/2017	SEK	9,870	USD	1,120	16,281	—
CITNA-B	06/2017	TRY	4,050	USD	1,057	87,008	—
CITNA-B	06/2017	USD	1,063	BRL	3,420	7,209	1,263
CITNA-B	06/2017	USD	1,655	CHF	1,650	—	50,074
CITNA-B	06/2017	USD	7,871	GBP	6,413	—	394,410
CITNA-B	06/2017	USD	1,075	KRW	1,223,000	—	17,708
CITNA-B	06/2017	USD	2,234	SEK	19,940	—	61,853
CITNA-B	06/2017	ZAR	14,950	USD	1,120	17,782	—
DEU	06/2017	CAD	1,465	USD	1,093	—	8,627
DEU	06/2017	CHF	1,115	USD	1,110	42,141	—
DEU	06/2017	EUR	250	USD	274	7,342	—
DEU	06/2017	MXN	20,400	USD	1,091	658	—
DEU	06/2017	NZD	1,575	USD	1,113	2,635	—
DEU	06/2017	USD	418	CAD	560	3,297	—
GSCO-OT	06/2017	AUD	1,470	USD	1,109	—	17,129
GSCO-OT	06/2017	CAD	560	USD	408	6,297	—
GSCO-OT	06/2017	CHF	1,085	USD	1,119	2,060	—
GSCO-OT	06/2017	NOK	9,390	USD	1,108	3,049	—
GSCO-OT	06/2017	USD	1,657	AUD	2,180	37,763	—
GSCO-OT	06/2017	USD	1,093	MXN	20,700	—	15,269
GSCO-OT	06/2017	ZAR	14,390	USD	1,074	20,283	—
HSBC	06/2017	GBP	1,310	USD	1,639	49,504	—
HSBC	06/2017	HUF	319,000	USD	1,116	46,946	—
HSBC	06/2017	JPY	250,000	USD	2,224	34,830	—
HSBC	06/2017	KRW	2,509,000	USD	2,248	—	6,236
HSBC	06/2017	NZD	1,550	USD	1,084	13,707	—
HSBC	06/2017	SEK	10,060	USD	1,120	38,309	—
HSBC	06/2017	USD	2,191	CAD	2,930	21,590	—
HSBC	06/2017	USD	2,220	GBP	1,760	—	48,498
HSBC	06/2017	USD	1,093	HUF	319,000	—	70,369
HSBC	06/2017	USD	2,225	KRW	2,565,000	—	67,100

66     OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Forward Currency Exchange Contracts (Continued)
Counter -party	Settlement Month(s)		Currency Purchased (000’s)	Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

JPM	06/2017	BRL	3,490	USD	1,076	$2,577	$—
JPM	06/2017	EUR	1,040	USD	1,103	65,723	—
JPM	06/2017	GBP	2,660	USD	3,316	112,864	—
JPM	06/2017	JPY	272,500	USD	2,424	37,813	—
JPM	06/2017	KRW	1,234,000	USD	1,090	13,021	—
JPM	06/2017	MXN	22,300	USD	1,129	64,721	—
JPM	06/2017	NOK	4,720	USD	551	7,747	—
JPM	06/2017	NZD	1,570	USD	1,085	26,687	—
JPM	06/2017	SEK	19,600	USD	2,228	28,187	—
JPM	06/2017	USD	1,056	BRL	3,490	—	22,226
JPM	06/2017	USD	2,219	CHF	2,225	—	80,509
JPM	06/2017	USD	9,076	EUR	8,542	—	525,813
JPM	06/2017	USD	1,448	GBP	1,165	—	53,102
JPM	06/2017	USD	1,083	HUF	318,000	—	76,636
JPM	06/2017	USD	2,989	JPY	339,500	—	78,343
JPM	06/2017	USD	565	KRW	631,000	981	—
JPM	06/2017	USD	624	MXN	11,800	—	7,434
JPM	06/2017	USD	2,193	NOK	18,790	—	31,270
JPM	06/2017	USD	3,256	NZD	4,710	—	80,643
JPM	06/2017	USD	1,647	SEK	14,640	—	38,767
JPM	06/2017	USD	1,093	ZAR	14,470	—	7,913
NOM	06/2017	USD	1,078	JPY	122,000	—	24,609
TDB	06/2017	BRL	1,780	USD	544	6,473	—
TDB	06/2017	CHF	1,095	USD	1,102	29,012	—
TDB	06/2017 - 08/2017	USD	1,086	BRL	3,560	—	7,419
TDB	06/2017	USD	1,108	NOK	9,420	—	6,802

Total Unrealized Appreciation and Depreciation						$1,195,698	$2,074,646

Futures Contracts as of May 31, 2017
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

CAC 40 10 Index	PAR	Sell	6/16/17	100	$ 5,916,123	$ 34,125
CBOE Volatility Index	CBE	Sell	7/19/17	85	1,077,375	24,659
Copper*	CMX	Buy	7/27/17	8	516,000	(17,030)
Corn*	CBT	Sell	7/14/17	30	558,000	5,539
FTSE 100 Index	ICE	Sell	6/16/17	60	5,804,209	(169,406)
Gold (100 oz.)*	CMX	Buy	8/29/17	6	765,240	3,223
Lean Hogs*	CME	Sell	6/14/17	18	589,860	(61,943)
Live Cattle*	CME	Buy	6/30/17	11	547,470	59,478
Low Sulfur Gas Oil*	ICE	Buy	6/12/17	12	534,600	(2,121)
Natural Gas*	NYM	Sell	6/28/17	16	491,360	41,232
New York Harbor ULSD*	NYM	Buy	6/30/17	9	573,766	11,607
Nickel*	LME	Buy	6/19/17	10	535,860	(34,892)
Russell 2000 Mini Index	NYF	Sell	6/16/17	273	18,688,215	8,337
S&P 500 E-Mini Index	CME	Buy	6/16/17	148	17,841,400	348,745

67      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Futures Contracts (Continued)
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

S&P 500 E-Mini Index	CME	Sell	6/16/17	50	$6,027,500	$(118,553)
S&P/TSX 60 Index	MON	Sell	6/15/17	9	1,206,041	9,270
SPI 200 Index	SFE	Sell	6/15/17	43	4,584,990	35,304
Sugar #11 World*	NYB	Sell	6/30/17	30	499,632	75,933
United States Treasury Long Bonds	CBT	Buy	9/20/17	72	11,074,500	85,377
United States Treasury Nts., 10 yr.	CBT	Sell	9/20/17	4	505,188	(1,806)
United States Treasury Nts., 2 yr.	CBT	Sell	9/29/17	5	1,082,422	(336)
United States Treasury Nts., 5 yr.	CBT	Sell	9/29/17	77	9,110,063	(16,362)
Wheat*	CBT	Sell	7/14/17	25	536,563	19,289
WTI Crude Oil*	NYM	Sell	6/20/17	15	724,800	13,689

						$353,358

* All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

Centrally Cleared Credit Default Swaps at May 31, 2017
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value

CDX.HY.27	Buy	5.000%	12/20/21	USD	18,257	$1,254,127	$(1,604,398)

CDX.HY.27	Buy	5.000	12/20/21	USD	430	12,436	(37,759)

CDX.HY.27	Buy	5.000	12/20/21	USD	3,425	96,881	(301,027)

Total Centrally Cleared Credit Default Swaps						$1,363,444	$(1,943,184)

Centrally Cleared Interest Rate Swaps at May 31, 2017
Counterparty	Pay/Receive Floating	Floating	Fixed	Maturity Notional Amount			Premiums Received /
	Rate	Rate	Rate	Date		(000’s)	(Paid)	Value

BAC	Pay	Three-Month SEK STIBOR SIDE	0.597%	8/3/26	SEK	2,565	$10	$(7,019)

BAC	Pay	Three-Month SEK STIBOR SIDE	1.418	11/12/25	SEK	800	—	5,259

BAC	Pay	Three-Month SEK STIBOR SIDE	1.501	12/9/25	SEK	750	—	5,522

BAC	Pay	Three-Month SEK STIBOR SIDE	1.415	9/18/25	SEK	625	—	4,368

BAC	Receive	Three-Month SEK STIBOR SIDE	1.630	7/3/25	SEK	60,985	17,687	587,888

BAC	Receive	Six-Month GBP BBA LIBOR	1.196	3/1/27	GBP	6,350	—	(74,953)

BAC	Pay	Three-Month SEK STIBOR SIDE	1.365	8/10/25	SEK	1,225	—	8,140

BOA	Pay	Three-Month NZD BBR FRA	3.458	1/6/27	NZD	665	—	16,561

BOA	Receive	Three-Month NZD BBR FRA	3.353	12/8/26	NZD	10,705	—	209,210

BOA	Receive	Six-Month JPY BBA LIBOR	0.208	12/8/26	JPY	52,000	—	371

68      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Centrally Cleared Interest Rate Swaps (Continued)
	Pay/Receive Floating	Floating	Fixed	Maturity Notional Amount			Premiums Received /
Counterparty	Rate	Rate	Rate	Date		(000’s)	(Paid)	Value

BOA	Pay	Three-Month NZD BBR FRA	3.390%	5/4/27	NZD	540	$—	$6,931

CITNA-B	Receive	Six-Month JPY BBA LIBOR	0.251	1/6/27	JPY	64,000	—	(1,712)

GSCOI	Receive	Three-Month SEK STIBOR SIDE	1.118	1/9/27	SEK	650	—	1,346

JPM	Pay	Six-Month JPY BBA LIBOR	0.593	7/10/25	JPY	785,000	—	(253,042)

JPM	Pay	Three-Month SEK STIBOR SIDE	1.070	6/7/26	SEK	2,125	—	6,491

JPM	Pay	Three-Month SEK STIBOR SIDE	1.136	3/3/27	SEK	2,710	—	5,441

JPM	Receive	Six-Month JPY BBA LIBOR	0.461	12/9/25	JPY	11,000	—	(2,492)

JPM	Receive	Six-Month JPY BBA LIBOR	0.550	9/18/25	JPY	26,000	—	(7,318)

Total Centrally Cleared Interest Rate Swaps							$17,697	$510,992

Over-the-Counter Total Return Swaps at May 31, 2017
Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date		Notional Amount (000’s)	Value

HIM7 Index	JPM	Pay	No Floating Rate	7/6/17	HKD	36,443	$(64,737)

JPCMOAUL Custom Basket[a]	JPM	Receive	One-Month AUD BBSW plus 55 basis points	11/6/17	AUD	7,380	(177,394)

JPCMOCDL Custom Basket[b]	JPM	Receive	One-Month CAD CDOR plus 35 basis points	11/7/17	CAD	7,781	41,575

JPCMOHKD Custom BasketC	JPM	Receive	One-Month HKD HIBOR plus 51 basis points	11/6/17	HKD	42,908	116,196

JPCMOLNG Custom Basket[d]	JPM	Receive	One-Month USD BBA LIBOR plus 30 basis points	11/7/17	USD	4,091	61,638

JPCMOSHR Custom Basket[e]	JPM	Pay	One-Month USD BBA LIBOR minus 85 basis points	11/7/17	USD	4,089	72,062

OEX Index	GSCOI	Pay	One-Month USD BBA LIBOR minus 35 basis points	4/9/18	USD	5,521	(36,396)

PowerShares Senior Loan Exchange Traded Fund	CITNA-B	Receive	One-Month USD BBA LIBOR plus 20 basis points	7/11/17	USD	10,679	55,104

Total Over-the-Counter Total Return Swaps							$68,048

69      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Custom baskets of securities: The following are the components and weights of the underlying basket of securities
Description	Shares	% of Basket

JPCMOAUL[a]:
A2 Milk Co. Ltd.	251,389	3.67%
Aconex Ltd.	185,886	2.71
Bendigo and Adelaide Bank	63,656	0.93
Carsales.Com Ltd.	66,712	0.98
Fairfax Media Ltd.	743,544	10.85
G8 Education Ltd.	212,870	3.11
Infigen Energy	829,189	12.10
Investa Office Fund	166,012	2.42
Invocare Ltd.	53,614	0.78
Mayne Pharma Group Ltd.	657,158	9.59
Mirvac Group	342,803	5.00
Nanosonics Ltd.	251,389	3.67
Navitas Ltd.	171,031	2.51
ResMed, Inc.	85,979	1.26
Seven West Media Ltd.	1,077,381	15.73
Shopping Centres Australasia Property Group	339,861	4.96
Southern Cross Media Group Ltd.	609,134	8.89
Spark Infrastructure Group	308,122	4.50
Steadfast Group Ltd.	287,955	4.20
Technology One Ltd.	146,915	2.14

	6,850,600	100.00%

JPCMOCDL[b]:
Alimentation Couche-Tard, Inc., Cl. B	13,145	1.71%
Boyd Group Income Fund	9,350	1.21
Canadian Apartment Properties Real Estate Investment
Trust	24,367	3.16
Celestica, Inc.	42,431	5.51
Colliers International Group	12,347	1.59
Dollarama, Inc.	6,906	0.90
Empire Co. Ltd.	39,244	5.09
Enbridge Income Fund Holding	24,635	3.20
FirstService Corp.	9,715	1.26
Granite Real Estate Investment Trust	16,856	2.19
Intertape Polymer Group, Inc.	34,244	4.45
Magna International, Inc.	14,474	1.88
Metro, Inc.	17,642	2.29
New Flyer Industries, Inc.	16,230	2.11
North West Co., Inc. (The)	25,630	3.33
Parkland Fuel Corp.	27,787	3.61
Premium Brands Holdings Corp.	9,660	1.25

70      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Custom baskets of securities: The following are the components and weights of the underlying basket of securities (Continued)
Description	Shares	% of Basket

JPCMOCDL[b]: (Continued)
Stella-Jones, Inc.	18,999	2.47%
Uni-Select, Inc.	22,817	2.96
Western Forest Products, Inc.	383,854	49.83

	770,333	100.00%

JPCMOHKD[c]:
Agile Group Holdings Ltd.	334,000	1.37%
Beijing Capital Land Ltd., Cl. H	612,000	2.51
Boer Power Holdings Ltd.	872,000	3.58
Central China Real Estate	1,220,000	5.01
Champion REIT	458,000	1.88
China Cinda Asset Management Co. Ltd.	784,000	3.22
China Dongxiang Group Co.	1,567,000	6.43
China Everbright Bank Co. Ltd., Cl. H	636,000	2.61
China Lilang Ltd.	473,000	1.94
China Pioneer Pharma Holding Ltd.	800,000	3.28
China Power International	800,000	3.28
China Zhongwang Holdings Ltd.	657,200	2.70
Cosco Shipping Energy Transportation Co. Ltd., Cl. H	546,000	2.24
Datang International Power Generation Co. Ltd., Cl. H	1,000,000	4.10
Giordano International Ltd.	556,000	2.28
Guangzhou R&F Properties, Cl. H	177,200	0.73
Huadian Power International Corp., Cl. H	708,000	2.91
Huaneng Power International, Inc., Cl. H	432,000	1.77
Hui Xian REIT	751,000	3.08
Kingboard Chemical Holdings	82,500	0.34
Kwg Property Holding Ltd.	394,500	1.62
Li & Fung Ltd.	712,000	2.92
MTR Corp.	52,000	0.21
PCCW Ltd.	528,000	2.17
Power Assets Holdings Ltd.	33,500	0.14
PowerLong Real Estate Holdings Ltd.	634,000	2.60
Prosperity REIT	734,000	3.01
Road King Infrastructure Ltd.	201,000	0.82
Shougang Fushan Resources Group Ltd.	1,622,000	6.66
Sino-Ocean Group Holding Ltd.	610,000	2.50
Sinopec Shanghai Petrochemical Ltd., Cl. H	534,000	2.19
Soho China Ltd.	547,000	2.24
Sun Hung Kai Properties	20,000	0.08
Swire Pacific Ltd., Cl. A	31,000	0.13
Wasion Group Holdings Ltd.	612,000	2.51
Xinyi Glass Holdings Ltd.	336,000	1.38
Yuexiu Property Co. Ltd.	1,758,000	7.21
Yuexiu Real Estate Investment Trust	506,000	2.08
Yuexiu Transport Infrastructure Ltd.	386,000	1.59
Yuzhou Properties Co.	653,000	2.68

	24,369,900	100.00%

71      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Custom baskets of securities: The following are the components and weights of the underlying basket of securities (Continued)
Description	Shares	% of Basket

JPCMOLNG[d]:
Activision Blizzard, Inc.	4,371	2.36%
Albemarle Corp.	2,097	1.13
Altria Group, Inc.	3,182	1.72
At&T, Inc.	5,763	3.11
Baxter International, Inc.	4,102	2.21
Bed Bath & Beyond, Inc.	5,895	3.18
Best Buy Co., Inc.	4,408	2.38
Centerpoint Energy, Inc.	8,006	4.32
Charter Communications, Inc., Cl. A	662	0.36
Corning, Inc.	7,917	4.27
DTE Energy Co.	2,184	1.18
Ebay, Inc.	6,837	3.69
Electronic Arts, Inc.	2,408	1.30
FMC Corp.	3,119	1.68
Foot Locker, Inc.	2,953	1.59
General Dynamics Corp.	1,179	0.64
General Motors Co.	6,594	3.56
Gilead Sciences, Inc.	3,332	1.80
HCA Healthcare, Inc.	2,712	1.46
Ingersoll-Rand plc	2,573	1.39
Kimberly-Clark Corp.	1,761	0.95
Kroger Co.	7,704	4.15
Lincoln National Corp.	3,465	1.87
Mettler-Toledo International	445	0.24
Morgan Stanley	5,266	2.84
Navient Corp.	15,027	8.10
Nvidia Corp.	2,190	1.18
Oneok, Inc.	4,341	2.33
Prudential Financial, Inc.	2,134	1.15
PulteGroup, Inc.	10,075	5.43
Quanta Services, Inc.	6,445	3.48
Quest Diagnostics, Inc.	2,165	1.17
Reynolds American, Inc.	3,541	1.91
Robert Half International, Inc.	4,960	2.67
Royal Caribbean Cruises Ltd.	2,143	1.16
Transocean Ltd.	20,708	11.16
United Continental Holdings	3,253	1.75
United Rentals, Inc.	2,083	1.12
Williams Cos., Inc.	7,457	4.01

	185,457	100.00%

JPCMOSHR[e]:
Acuity Brands, Inc.	1,297	0.50%
Alexion Pharmaceuticals, Inc.	1,787	0.69

72      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Custom baskets of securities: The following are the components and weights of the underlying basket of securities (Continued)
Description	Shares	% of Basket

JPCMOSHR[e]: (Continued)
American International Group	3,750	1.44%
Broadcom Ltd.	1,034	0.40
Campbell Soup Co.	3,969	1.52
Caterpillar, Inc.	2,234	0.86
CF Industries Holdings, Inc.	8,542	3.28
Chesapeake Energy Corp.	43,423	16.67
Chipotle Mexican Grill, Inc.	482	0.18
Conagra Brands, Inc.	5,890	2.26
Coty, Inc., Cl. A	12,796	4.91
CVS Health Corp.	2,771	1.06
Danaher Corp.	2,741	1.05
Edwards Lifesciences Corp.	2,083	0.80
Envision Healthcare Corp.	4,076	1.56
FirstEnergy Corp.	7,628	2.93
Flowserve Corp.	4,490	1.72
Ford Motor Co.	19,913	7.64
Hess Corp.	4,677	1.80
Johnson Controls International plc	5,494	2.11
Kansas City Southern	2,536	0.97
Level 3 Communications, Inc.	3,759	1.44
Mallinckrodt plc	4,868	1.87
Moody’s Corp.	1,930	0.74
Motorola Solutions, Inc.	2,657	1.02
Nasdaq, Inc.	3,316	1.27
Newmont Mining Corp.	6,755	2.59
News Corp., Cl. A	17,957	6.89
Public Service Enterprise Group, Inc.	5,185	1.99
Range Resources Corp.	8,622	3.31
Salesforce.Com, Inc.	2,652	1.02
Staples, Inc.	23,379	8.97
Stericycle, Inc.	2,677	1.03
Tractor Supply Co.	3,689	1.42
TripAdvisor, Inc.	5,074	1.95
Under Armour, Inc., Cl. A	10,629	4.08
Verisign, Inc.	2,569	0.99
Western Union Co.	11,501	4.41
Willis Towers Watson plc	1,722	0.66

	260,554	100.00%

Over-the-Counter Volatility Swaps at May 31, 2017
		Pay/Receive		Maturity
Reference Asset	Counterparty	Volatility*	Strike Price	Date Notional Amount		Value

AUD/CAD spot exchange rate	DEU	Receive	$8.000	6/8/17 AUD	8,000	$ (19,617)

AUD/CAD spot exchange rate	JPM	Receive	7.300	6/5/17 AUD	7,900	(17,199)

AUD/USD spot exchange rate	JPM	Pay	6.820	7/3/17 USD	(5,500)	(1,650)

EUR/AUD spot exchange rate	CITNA-B	Pay	7.700	7/3/17 EUR	(5,700)	(5,891)

73      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Over-the-Counter Volatility Swaps (Continued)
		Pay/Receive		Maturity
Reference Asset	Counterparty	Volatility*	Strike Price	Date Notional Amount		Value

EUR/SEK spot exchange rate	JPM	Pay	$5.000	6/12/17 EUR	(5,400)	$2,123

EUR/SEK spot exchange rate	BOA	Pay	5.500	6/9/17 EUR	(5,400)	5,763

EUR/SEK spot exchange rate	JPM	Pay	4.700	6/12/17 EUR	(5,400)	(243)

EUR/SEK spot exchange rate	DEU	Pay	4.750	6/12/17 EUR	(5,400)	182

GBP/USD spot exchange rate	JPM	Pay	7.650	6/26/17 USD	(5,900)	(6,254)

GBP/USD spot exchange rate	DEU	Pay	7.500	6/26/17 USD	(5,500)	(7,315)

GBP/USD spot exchange rate	JPM	Pay	6.750	6/19/17 USD	(5,900)	(9,086)

GBP/USD spot exchange rate	HSBC	Pay	7.500	6/26/17 USD	(5,500)	(8,250)

GBP/USD spot exchange rate	HSBC	Pay	7.750	6/23/17 USD	(5,900)	(4,189)

GBP/USD spot exchange rate	JPM	Pay	6.575	6/19/17 USD	(5,900)	(9,204)

GBP/USD spot exchange rate	BOA	Pay	7.000	6/19/17 USD	(5,900)	(8,083)

GBP/USD spot exchange rate	DEU	Pay	7.150	6/22/17 USD	(5,900)	(8,850)

NZD/CHF spot exchange rate	DEU	Receive	9.300	6/16/17 NZD	8,600	(3,534)

NZD/CHF spot exchange rate	JPM	Receive	9.540	6/15/17 NZD	8,600	(5,179)

USD/CAD spot exchange rate	GSCO-OT	Pay	5.950	6/30/17 USD	(5,500)	(1,045)

Total Over-the-Counter Volatility Swaps						$(107,521)

* Fund will pay or receive the volatility of the reference asset depending on whether the realized volatility of the reference asset exceeds or is less than the strike price. For contracts where the Fund has elected to receive the volatility of the reference asset, it will receive a net payment of the difference between the realized volatility and the strike price multiplied by the notional amount if the realized volatility exceeds the strike price; the Fund will make a net payment of the absolute value of the difference of the realized volatility and the strike price multiplied by the notional amount if the realized volatility is less than the strike price. For contracts where the Fund has elected to pay the volatility of the reference asset, it will make a net payment of the difference between the realized volatility and the strike price multiplied by the notional amount if the realized volatility exceeds the strike price; the Fund will receive a net payment of the absolute value of the difference of the realized and the strike price multiplied by the notional amount if the realized volatility is less than the strike price.

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
NOM	Nomura Global Financial Products, Inc.
TDB	Toronto Dominion Bank

Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint

74      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Currency abbreviations indicate amounts reporting in currencies (Continued)
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	New Turkish Lira
ZAR	South African Rand

Definitions
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BBR FRA	Bank Bill Forward Rate Agreement
BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
CDOR	Canada Bankers Acceptances Rate
CDX.HY.27	Markit CDX High Yield Index
FTSE 100	United Kingdom 100 most highly capitalized companies on the London Stock Exchange
HIBOR	Hong Kong Interbank Offered Rate
HIM7	The Hang Seng Index Futures
OEX	S&P 100 Index
S&P	Standard & Poor’s
STIBOR SIDE	Stockholm Interbank Offered Rate
TSX 60	60 largest companies on the Toronto Stock Exchange

Exchange Abbreviations
CBE	Chicago Board Options Exchange
CBT	Chicago Board of Trade
CME	Chicago Mercantile Exchanges
CMX	Commodity Exchange, Inc.
ICE	Intercontinental Exchange
LME	London Metal Exchange
MON	Montreal Exchange
NYB	New York Board of Trade
NYF	New York Futures Exchange
NYM	New York Mercantile Exchange
PAR	Paris Stock Exchange
SFE	Sydney Futures Exchange

See accompanying Notes to Consolidated Financial Statements.

75      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES May 31, 2017

Assets
Investments, at value—see accompanying consolidated statement of investments:
Unaffiliated companies (cost $97,295,945)	$98,768,347
Affiliated companies (cost $8,980,724)	8,980,724

107,749,071

Cash	1,027,338

Cash—foreign currencies (cost $87,555)	87,726

Cash used for collateral on futures	696,150

Cash used for collateral on centrally cleared swaps	2,781,512

Unrealized appreciation on forward currency exchange contracts	1,195,698

Swaps, at value	354,643

Centrally cleared swaps, at value (premiums received $17,687)	857,528

Receivables and other assets:
Interest and dividends	535,441
Expense waivers/reimbursements due from manager	505,438
Variation margin receivable	125,791
Shares of beneficial interest sold	12,251
Investments sold	5,809
Other	17,386

Total assets	115,951,782

Liabilities
Unrealized depreciation on forward currency exchange contracts	2,074,646

Swaps, at value	394,116

Centrally cleared swaps, at value (premiums received $1,363,454)	2,289,720

Payables and other liabilities:
Investments purchased	648,299
Tax interest expense (See Note 2)	505,438
Variation margin payable	98,622
Shares of beneficial interest redeemed	37,930
Shareholder communications	8,883
Trustees’ compensation	2,644
Distribution and service plan fees	1,581
Other	121,544

Total liabilities	6,183,423

Net Assets	$109,768,359

Composition of Net Assets
Par value of shares of beneficial interest	$4,697

Additional paid-in capital	118,674,833

Accumulated net investment income	5,054,444

Accumulated net realized loss on investments and foreign currency transactions	(14,629,508)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	663,893

Net Assets	$109,768,359

76      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $4,766,959 and 204,787 shares of beneficial interest outstanding)	$23.28
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$24.70

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,647,914 and 115,950 shares of beneficial interest outstanding)	$22.84

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $101,319,978 and 4,331,272 shares of beneficial interest outstanding)	$23.39

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $1,033,508 and 44,572 shares of beneficial interest outstanding)	$23.19

See accompanying Notes to Consolidated Financial Statements.

77      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF

OPERATIONS For the Year Ended May 31, 2017

Allocation of Income and Expenses from Master Fund[1]
Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	$204,644
Dividends	3,772
Net expenses	(10,599)

Net investment income allocated from Oppenheimer Master Loan Fund, LLC	197,817

Investment Income
Interest (net of foreign withholding taxes of $1,301)	2,599,120

Dividends:
Unaffiliated companies (net of foreign withholding taxes of $17,378)	524,214
Affiliated companies	20,412

Total investment income	3,143,746

Expenses
Management fees	1,001,973

Distribution and service plan fees:
Class A	13,385
Class C	31,685

Transfer and shareholder servicing agent fees:
Class A	13,487
Class C	6,980
Class I	30,610
Class Y	2,812

Shareholder communications:
Class A	21,162
Class C	12,701
Class I	129
Class Y	2,195

Tax interest expense (See Note 2)	505,438

Legal, auditing and other professional fees	107,044

Custodian fees and expenses	104,817

Trustees’ compensation	14,963

Borrowing fees	2,054

Other	56,572

Total expenses	1,928,007
Less reduction to custodian expenses	(866)
Less waivers and reimbursements of expenses	(673,296)

Net expenses	1,253,845

Net Investment Income	2,087,718

78      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies	$(860,026)
Closing and expiration of option contracts written	3,167,936
Closing and expiration of futures contracts	(10,417,693)
Foreign currency transactions	(3,855,113)
Swap contracts	3,243,959

Net realized loss allocated from Oppenheimer Master Loan Fund, LLC	(21,940)

Net realized loss	(8,742,877)

Net change in unrealized appreciation/depreciation on:
Investment transactions:	5,084,550
Translation of assets and liabilities denominated in foreign currencies	(863,617)
Futures contracts	3,078,206
Option contracts written	6,509
Swap contracts	(170,818)

Net change in unrealized appreciation/depreciation allocated from Oppenheimer Master Loan Fund, LLC	194,214

Net change in unrealized appreciation/depreciation	7,329,044

Net Increase in Net Assets Resulting from Operations	$673,885

1. The Fund invests in a certain affiliated mutual fund that expects to be treated as a partnership for tax purposes. See Note 4 of the accompanying Consolidated Notes.

See accompanying Notes to Consolidated Financial Statements.

79      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended May 31, 2017	Year Ended May 31, 2016

Operations
Net investment income	$2,087,718	$2,329,150

Net realized loss	(8,742,877)	(4,456,915)

Net change in unrealized appreciation/depreciation	7,329,044	(2,120,280)

Net increase (decrease) in net assets resulting from operations	673,885	(4,248,045)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(449,945)	(66,613)
Class C	(201,374)	(6,528)
Class I	(8,298,650)	(1,333,096)
Class Y	(50,042)	(47,594)

	(9,000,011)	(1,453,831)

Distributions from net realized gain:
Class A	—	(112,091)
Class C	—	(36,266)
Class I	—	(1,353,638)
Class Y	—	(58,822)

	—	(1,560,817)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(3,175,139)	(5,982,753)
Class C	(999,836)	1,414,934
Class I	4,804,978	5,357,419
Class Y	(2,833,076)	(1,664,471)

	(2,203,073)	(874,871)

Net Assets
Total decrease	(10,529,199)	(8,137,564)

Beginning of period	120,297,558	128,435,122

End of period (including accumulated net investment income of $5,054,444 and $3,580,384, respectively)	$109,768,359	$120,297,558

See accompanying Notes to Consolidated Financial Statements.

80      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 29, 2015[1]	Year Ended May 30, 2014[1]	Year Ended May 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$25.24	$26.68	$26.93	$25.74	$24.84

Income (loss) from investment operations:
Net investment income[2]	0.40	0.45	0.46	0.55	1.12
Net realized and unrealized gain (loss)	(0.32)	(1.37)	0.61	0.77	0.72

Total from investment operations	0.08	(0.92)	1.07	1.32	1.84

Dividends and/or distributions to shareholders:
Dividends from net investment income	(2.04)	(0.19)	(1.32)	(0.13)	(0.94)
Distributions from net realized gain	0.00	(0.33)	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(2.04)	(0.52)	(1.32)	(0.13)	(0.94)

Net asset value, end of period	$23.28	$25.24	$26.68	$26.93	$25.74

Total Return, at Net Asset Value[3]	0.44%	(3.44)%	4.10%	5.16%	7.52%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,767	$8,369	$15,016	$21,494	$19,034

Average net assets (in thousands)	$6,108	$10,276	$17,929	$19,776	$17,966

Ratios to average net assets:[4,5]
Net investment income	1.64%	1.78%	1.72%	2.11%	4.34%
Expenses excluding specific expenses listed below	2.38%	1.65%	1.43%	1.66%	1.68%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%

Total expenses[7]	2.38%	1.65%	1.43%	1.66%	1.68%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.33%	1.35%	1.34%	1.32%	1.32%

Portfolio turnover rate	111%	72%	48%	59%[8]	58%[8]

81      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master fund.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended May 31, 2017	2.38%
Year Ended May 31, 2016	1.65%
Year Ended May 29, 2015	1.43%
Year Ended May 30, 2014	1.68%
Year Ended May 31, 2013	1.71%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended May 30, 2014	$—	$1,631,535
Year Ended May 31, 2013	$5,841,421	$4,110,486

See accompanying Notes to Consolidated Financial Statements.

82      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Class C	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 29, 2015[1]	Year Ended May 30, 2014[1]	Year Ended May 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$24.76	$26.26	$26.54	$25.56	$24.77

Income (loss) from investment operations:
Net investment income[2]	0.19	0.23	0.24	0.34	0.75
Net realized and unrealized gain (loss)	(0.31)	(1.34)	0.60	0.77	0.86

Total from investment operations	(0.12)	(1.11)	0.84	1.11	1.61

Dividends and/or distributions to shareholders:
Dividends from net investment income	(1.80)	(0.06)	(1.12)	(0.13)	(0.82)
Distributions from net realized gain	0.00	(0.33)	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(1.80)	(0.39)	(1.12)	(0.13)	(0.82)

Net asset value, end of period	$22.84	$24.76	$26.26	$26.54	$25.56

Total Return, at Net Asset Value[3]	(0.37)%	(4.22)%	3.24%	4.38%	6.59%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,648	$3,875	$2,617	$1,893	$637

Average net assets (in thousands)	$3,167	$2,847	$2,211	$1,460	$252

Ratios to average net assets:[4,5]
Net investment income	0.81%	0.94%	0.91%	1.34%	2.95%
Expenses excluding specific expenses listed below	3.23%	2.62%	2.63%	3.51%	6.58%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%

Total expenses[7]	3.23%	2.62%	2.63%	3.51%	6.58%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.16%	2.18%	2.16%	2.21%	2.22%

Portfolio turnover rate	111%	72%	48%	59%[8]	58%[8]

83      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master fund.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended May 31, 2017	3.23%
Year Ended May 31, 2016	2.62%
Year Ended May 29, 2015	2.63%
Year Ended May 30, 2014	3.53%
Year Ended May 31, 2013	6.61%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended May 30, 2014	$—	$1,631,535
Year Ended May 31, 2013	$5,841,421	$4,110,486

See accompanying Notes to Consolidated Financial Statements.

84      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Class I	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 29, 2015[1]	Year Ended May 30, 2014[1]	Year Ended May 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$25.37	$26.89	$27.12	$25.86	$24.86

Income (loss) from investment operations:
Net investment income[2]	0.46	0.50	0.53	0.62	0.71
Net realized and unrealized gain (loss)	(0.32)	(1.37)	0.64	0.77	1.19

Total from investment operations	0.14	(0.87)	1.17	1.39	1.90

Dividends and/or distributions to shareholders:
Dividends from net investment income	(2.12)	(0.32)	(1.40)	(0.13)	(0.90)
Distributions from net realized gain	0.00	(0.33)	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(2.12)	(0.65)	(1.40)	(0.13)	(0.90)

Net asset value, end of period	$23.39	$25.37	$26.89	$27.12	$25.86

Total Return, at Net Asset Value[3]	0.67%	(3.15)%	4.38%	5.45%	7.81%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$101,320	$104,162	$104,947	$64,914	$45,183

Average net assets (in thousands)	$101,993	$104,374	$98,039	$48,915	$1,638

Ratios to average net assets:[4,5]
Net investment income	1.90%	1.95%	1.98%	2.38%	3.34%
Expenses excluding specific expenses listed below	1.63%	1.17%	1.10%	1.45%	1.18%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%

Total expenses[7]	1.63%	1.17%	1.10%	1.45%	1.18%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.08%	1.10%	1.03%	1.11%	1.13%

Portfolio turnover rate	111%	72%	48%	59%[8]	58%[8]

85      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master fund.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended May 31, 2017	1.63%
Year Ended May 31, 2016	1.17%
Year Ended May 29, 2015	1.10%
Year Ended May 30, 2014	1.47%
Year Ended May 31, 2013	1.21%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended May 30, 2014	$—	$1,631,535
Year Ended May 31, 2013	$5,841,421	$4,110,486

See accompanying Notes to Consolidated Financial Statements.

86      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Class Y	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 29, 2015[1]	Year Ended May 30, 2014[1]	Year Ended May 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$25.06	$26.55	$26.82	$25.61	$24.85

Income (loss) from investment operations:
Net investment income[2]	0.43	0.48	0.49	0.58	0.93
Net realized and unrealized gain (loss)	(0.33)	(1.38)	0.61	0.76	0.85

Total from investment operations	0.10	(0.90)	1.10	1.34	1.78

Dividends and/or distributions to shareholders:
Dividends from net investment income	(1.97)	(0.26)	(1.37)	(0.13)	(1.02)
Distributions from net realized gain	0.00	(0.33)	0.00	0.00	0.00

Total dividends and/or distributions to shareholders	(1.97)	(0.59)	(1.37)	(0.13)	(1.02)

Net asset value, end of period	$23.19	$25.06	$26.55	$26.82	$25.61

Total Return, at Net Asset Value[3]	0.52%	(3.34)%	4.21%	5.27%	7.33%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,033	$3,892	$5,855	$453	$337

Average net assets (in thousands)	$1,260	$4,491	$3,235	$418	$16,385

Ratios to average net assets:[4,5]
Net investment income	1.73%	1.89%	1.85%	2.23%	3.56%
Expenses excluding specific expenses listed below	1.98%	1.42%	1.37%	1.96%	1.31%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%

Total expenses[7]	1.98%	1.42%	1.37%	1.96%	1.31%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.23%	1.25%	1.23%	1.24%	1.21%

Portfolio turnover rate	111%	72%	48%	59%[8]	58%[8]

87      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master fund.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended May 31, 2017	1.98%
Year Ended May 31, 2016	1.42%
Year Ended May 29, 2015	1.37%
Year Ended May 30, 2014	1.98%
Year Ended May 31, 2013	1.34%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended May 30, 2014	$—	$1,631,535
Year Ended May 31, 2013	$5,841,421	$4,110,486

See accompanying Notes to Consolidated Financial Statements.

88      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS May 31, 2017

1. Organization

Oppenheimer Global Multi Strategies Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Multi Strategies Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At period end, the Fund owned 2,250 shares with net assets of $1,548,653 in the Subsidiary.

Other financial information at period end:

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2. Significant Accounting Policies (Continued)

Total market value of investments	$	—*
Net assets		$1,548,653
Net income (loss)		$(77,916)
Net realized gain (loss)		$449,274
Net change in unrealized appreciation/depreciation		$29,907

*At period end, all investments held in the subsidiary are derivatives, which are valued at net unrealized appreciation/ depreciation.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis: (1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Consolidated Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may

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2. Significant Accounting Policies (Continued)

have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. This rate increased to 2.00% effective January 1, 2017. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required, however, during the reporting period, the Fund paid federal excise tax of $1,159. The Fund files income tax returns in U.S. federal and applicable state jurisdictions.

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2. Significant Accounting Policies (Continued)

The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended May 31, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from the Treasury and the IRS may adversely affect the Fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$4,008,390	$—	$15,798,713	$148,421

1. At period end, the Fund had $15,798,713 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2018	$1,188,645
No expiration	14,610,068

Total	$15,798,713

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2. Significant Accounting Policies(Continued)

2. During the reporting period, the Fund did not utilize any capital loss carryforward.

3. During the previous reporting period, the Fund utilized $2,680,530 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Reduction to Accumulated Net Investment Loss	Increase to Accumulated Net Realized Loss on Investments

$4,591,969	$8,386,353	$3,794,384

The tax character of distributions paid during the reporting periods:

	Year Ended May 31, 2017	Year Ended May 31, 2016

Distributions paid from:
Ordinary income	$9,000,011[4]	$2,646,145
Long-term capital gain	—	368,503

Total	$9,000,011	$3,014,648

4. A portion of the distribution represents deficiency dividend payments associated with prior periods. Any penalties and interest assessed to the fund by the IRS in connection with the deficiency dividend are reimbursed by the advisor.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$107,884,837
Federal tax cost of other investments	(27,753,166)

Total federal tax cost	$80,131,671

Gross unrealized appreciation	$5,638,955
Gross unrealized depreciation	(5,490,534)

Net unrealized appreciation	$148,421

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncement. In October 2016, the Securities and Exchange Commission (“SEC”) adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. OFI Global is currently evaluating the amendments and their impact, if any, on the Fund’s financial statements.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred,

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3. Securities Valuation (Continued)

at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Event-linked bonds, are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include reported trade data and broker-dealer price quotations.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities at period end based on valuation input level:

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3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$5,651,672	$1,908,403	$1,945	$7,562,020
Consumer Staples	3,089,667	1,855,435	—	4,945,102
Energy	918,624	615,395	—	1,534,019
Financials	7,691,357	1,696,543	—	9,387,900
Health Care	5,805,278	865,752	14,245	6,685,275
Industrials	3,847,893	1,644,305	—	5,492,198
Information Technology	7,965,713	741,143	2	8,706,858
Materials	1,656,256	1,156,117	—	2,812,373
Telecommunication Services	974,643	540,293	—	1,514,936
Utilities	2,523,947	882,252	—	3,406,199
Preferred Stock	—	—	452,216	452,216
Rights, Warrants and Certificates	1,239	3,434	—	4,673
Mortgage-Backed Obligations	—	327,520	—	327,520
Non-Convertible Corporate Bonds and Notes	—	23,805,332	50	23,805,382
Convertible Corporate Bond and Note	—	148,035	—	148,035
Event-Linked Bonds	—	16,200,506	—	16,200,506
Short-Term Note	—	5,725,564	—	5,725,564
Investment Companies	8,980,724	57,571	—	9,038,295

Total Investments, at Value	49,107,013	58,173,600	468,458	107,749,071
Other Financial Instruments:
Swaps, at value	$—	$354,643	$—	$354,643
Centrally cleared swaps, at value	—	857,528	—	857,528
Futures contracts	775,807	—	—	775,807
Forward currency exchange contracts	—	1,195,698	—	1,195,698

Total Assets	$49,882,820	$60,581,469	$468,458	$110,932,747

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(394,116)	$—	$(394,116)
Centrally cleared swaps, at value	—	(2,289,720)	—	(2,289,720)
Futures contracts	(422,449)	—	—	(422,449)
Forward currency exchange contracts	—	(2,074,646)	—	(2,074,646)

Total Liabilities	$(422,449)	$(4,758,482)	$—	$(5,180,931)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of	Transfers into
	Level 1*	Level 2*

Assets Table
Investments, at Value:
Common stocks
Energy	$(44,700)	$44,700

Total Assets	$(44,700)	$44,700

* Transfers from Level 1 to Level 2 are a result of a change from the use of an exchange traded price to a valuation received from a third-party pricing service or a fair valuation determined based on observable market information other than quoted prices from an active market.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will

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4. Investments and Risks (Continued)

waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Investment in Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the 1940 Act, as amended, that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

The investment objective of the Master Fund is to seek income. The Fund’s investment in the Master Fund is included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund’s expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Fund. At period end, the Fund no longer held the Master Fund.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the

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4. Investments and Risks (Continued)

MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Event-Linked Bonds. The Fund may invest in “event-linked” bonds. Event-linked bonds, which are sometimes referred to as “catastrophe” bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Consolidated Statement of Operations as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Consolidated Statement of Operations upon the sale or maturity of such securities.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

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4. Investments and Risks (Continued)

Information concerning securities not accruing interest at period end is as follows:

Cost	$363,375
Market Value	$26,475
Market Value as % of Net Assets	0.02%

Shareholder Concentration. At period end, two shareholders each owned 20% or more of the Fund’s total outstanding shares.

The shareholders are related parties of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds, and directors or employees. Related parties owned 84% of the Fund’s total outstanding shares at period end.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio instruments or to increase exposure to foreign exchange rate risk.

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6. Use of Derivatives (Continued)

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $38,025,441 and $43,383,279, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $28,262,983 and $71,101,968 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

Foreign Currency Options. The Fund may purchase or write call and put options on currencies to increase or decrease exposure to foreign exchange rate risk. A purchased call, or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put, or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

At period end, the Fund had no purchased options outstanding.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

During the reporting period, the Fund had an ending monthly average market value of $42,305 and $25,317 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

At period end, the Fund had no written options outstanding.

Written option activity for the reporting period was as follows:

	Number of	Amount of
	Contracts	Premiums

Options outstanding as of May 31, 2016	2,740,000	$23,690
Options written	12,350,420,000	3,144,246
Options closed or expired	(12,353,160,000)	(3,167,936)

Options outstanding as of May 31, 2017	—	$—

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6. Use of Derivatives (Continued)

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non- asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations.

The Fund may purchase or sell credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to take an outright negative investment perspective on the credit risk of an individual issuer or basket or index of issuers as opposed to decreasing its credit risk exposure related to debt securities of such issuer(s) held by the Fund.

For the reporting period, the Fund had ending monthly average notional amounts of $33,397,320 and $9,036,923 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund may enter into interest rate swaps in which it pays the fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Typically, if relative interest rates rise, floating payments under a swap agreement will be greater than the fixed payments.

For the reporting period, the Fund had ending monthly average notional amounts of $15,776,420 and $16,305,053 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

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6. Use of Derivatives (Continued)

The Fund may enter into total return swaps on various equity securities or indexes to increase or decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay or receive a floating reference interest rate, and an amount equal to the opposite price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. Equity leg payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. Reference leg payments equal a floating reference interest rate and an amount equal to the negative price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract.

The Fund may enter into total return swaps to increase or decrease exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the Fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

The Fund may enter into total return swaps on various commodity indexes to increase or decrease exposure to commodity risk. These commodity risk related total return swaps require the Fund to pay or receive a fixed or a floating reference interest rate, and an amount equal to the opposite price movement of an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments of a fixed or a floating reference interest rate and an amount equal to the negative price movement of the same index (expressed as a percentage) multiplied by the notional amount of the contract.

For the reporting period, the Fund had ending monthly average notional amounts of $68,645,428 and $22,264,849 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the realized volatility of the reference investment as measured by changes in its price or level over the specified time period while the other cash flow is based on a specified rate representing expected volatility for the reference investment at the time the swap is executed, or the measured volatility of a different reference investment over the specified time period. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movements in its price, over the specified time period, rather than general directional increases or decreases in its price.

Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

investments held by the Fund.

Variance swaps are a type of volatility swap where counterparties agree to exchange periodic payments based on the measured variance (or the volatility squared) of a reference security, index, or other reference investment over a specified time period. At payment date, a net cash flow will be exchanged based on the difference between the realized variance of the reference investment over the specified time period and the specified rate representing expected variance for the reference investment at the time the swap is executed multiplied by the notional amount of the contract.

The Fund may enter into volatility/variance swaps to increase or decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to either pay the measured volatility, or price variance or the fixed rate payment then receive a fixed rate payment or the measured volatility or price variance. If the measured volatility of the related reference investment increases over the period, the measured volatility payment will depreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the fixed rate swap payment will appreciate in value.

For the reporting period, the Fund had ending monthly average notional amounts of $52,166 and $20,505 on volatility swaps which pay measured volatility/variance and volatility swaps which receive measured volatility/variance, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

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6. Use of Derivatives (Continued)

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange- traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount

Bank of America NA	$191,319	$(191,319)	$–	$–	$ –
Citibank NA	339,029	(339,029)	–	–	–
Deutsche Bank AG	56,255	(47,943)	–	–	8,312
Goldman Sachs Bank USA	69,452	(33,443)	–	–	36,009
HSBC Bank USA NA	204,886	(204,642)	–	–	244
JPMorgan Chase Bank NA	653,915	(653,915)	–	–	–
Toronto Dominion Bank	35,485	(14,221)	–	–	21,264

	$1,550,341	$(1,484,512)	$–	$–	$ 65,829

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at period end:

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6. Use of Derivatives (Continued)

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount

Bank of America NA	$(242,340)	$191,319	$–	$–	$(51,021)
Citibank NA	(571,566)	339,029	232,537	–	–
Deutsche Bank AG	(47,943)	47,943	–	–	–
Goldman Sachs Bank USA	(33,443)	33,443	–	–	–
Goldman Sachs International	(36,396)	–	–	–	(36,396)
HSBC Bank USA NA	(204,642)	204,642	–	–	–
JPMorgan Chase Bank NA	(1,293,602)	653,915	639,687	–	–
Nomura Global Financial Products, Inc.	(24,609)	–	–	–	(24,609)
Toronto Dominion Bank	(14,221)	14,221	–	–	–

	$(2,468,762)	$1,484,512	$872,224	$–	$(112,026)

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statements of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities at period end:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value		Consolidated Statement of Assets and Liabilities Location	Value

Credit contracts	Swaps, at value	$55,104
Equity contracts	Swaps, at value	291,471		Swaps, at value	$278,527
Volatility contracts	Swaps, at value	8,068		Swaps, at value	115,589
Credit contracts				Centrally cleared swaps, at value	1,943,184
Interest rate contracts	Centrally cleared swaps, at value	857,528		Centrally cleared swaps, at value	346,536
Commodity contracts	Variation margin receivable	52,719	*	Variation margin payable	79,877	*
Equity contracts	Variation margin receivable	32,822	*	Variation margin payable	14,398	*
Interest rate contracts	Variation margin receivable	36,000	*	Variation margin payable	4,347	*
Volatility contracts	Variation margin receivable	4,250	*

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value

Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$1,195,698	Unrealized depreciation on foreign currency exchange contracts	$2,074,646

Total		$2,533,660		$4,857,104

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Closing and expiration of option contracts written	Closing and expiration of futures contracts	Foreign currency transactions	Swap contracts	Total

Commodity contracts	$—	$449,274	$—	$—	$449,274
Credit contracts	—	—	—	(2,917,998)	(2,917,998)
Equity contracts	—	(11,055,444)	—	6,513,522	(4,541,922)
Forward currency exchange contracts	3,167,936	—	(3,645,338)	—	(477,402)
Interest rate contracts	—	(118,681)	—	89,320	(29,361)
Volatility contracts	—	307,158	—	(440,885)	(133,727)

Total	$3,167,936	$(10,417,693)	$(3,645,338)	$3,243,959	$(7,651,136)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Option contracts written	Futures contracts	Translation of assets and liabilities denominated in foreign currencies	Swap contracts	Total

Commodity contracts	$—	$29,909	$—	$—	$29,909
Credit contracts	—	—	—	423,230	423,230
Equity contracts	—	3,002,688	—	(927,080)	2,075,608
Forward currency exchange contracts	6,509	—	(746,400)	—	(739,891)
Interest rate contracts	—	34,042	—	278,628	312,670
Volatility contracts	—	11,567	—	54,404	65,971

Total	$6,509	$3,078,206	$(746,400)	$(170,818)	$2,167,497

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

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7. Shares of Beneficial Interest (Continued)

	Year Ended May 31, 2017		Year Ended May 31, 2016
	Shares	Amount	Shares	Amount

Class A
Sold	68,445	$1,666,858	95,636	$2,415,258
Dividends and/or distributions reinvested	19,225	442,368	4,866	119,834
Redeemed	(214,473)	(5,284,365)	(331,647)	(8,517,845)

Net decrease	(126,803)	$(3,175,139)	(231,145)	$(5,982,753)

Class C
Sold	23,854	$568,486	81,013	$2,013,196
Dividends and/or distributions reinvested	8,795	199,221	1,751	42,455
Redeemed	(73,187)	(1,767,543)	(25,947)	(640,717)

Net increase (decrease)	(40,538)	$(999,836)	56,817	$1,414,934

Class I
Sold	518,623	$12,391,913	631,054	$16,332,678
Dividends and/or distributions reinvested	329,977	7,619,166	101,122	2,500,748
Redeemed	(622,456)	(15,206,101)	(529,956)	(13,476,007)

Net increase	226,144	$4,804,978	202,220	$5,357,419

Class Y
Sold	36,126	$850,822	109,266	$2,744,195
Dividends and/or distributions reinvested	2,149	49,249	4,344	106,179
Redeemed	(149,029)	(3,733,147)	(178,819)	(4,514,845)

Net decrease	(110,754)	$(2,833,076)	(65,209)	$(1,664,471)

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$106,142,803	$87,198,275
U.S. government and government agency obligations	—	18,261

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	0.85%
Next $500 million	0.82
Next $4 billion	0.80
Over $5 billion	0.75

The Manager also provides investment management related services to the Subsidiary. The

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

9. Fees and Other Transactions with Affiliates (Continued)

Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

The Fund’s effective management fee for the reporting period was 0.85% of average annual net assets before any Subsidiary management fees or any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund and the Subsidiary. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund and the Subsidiary, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Consolidated Statement of Operations and Consolidated Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement

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9. Fees and Other Transactions with Affiliates (Continued)

with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Distribution and Service Plan for Class C Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plan, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets. The Fund also pays a service fee under the Plan at an annual rate of 0.25% of daily net assets. The Plan continues in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor

May 31, 2017	$5,383	$39	$238

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive fees and/or reimburse expenses to limit the Fund’s “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses) so that, as percentages of average daily net assets, those expenses will not

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

9. Fees and Other Transactions with Affiliates (Continued)

exceed the annual rate of 1.25% for Class A shares, 2.08% for Class C shares, 1.00% for Class I shares and 1.15% for Class Y shares as calculated on the daily net assets of the Fund.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Class A	$33,341
Class C	17,479
Class I	55,292
Class Y	2,964

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Effective January 1, 2017, the Transfer Agent has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, C and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$321
Class C	166
Class Y	46

This fee waiver and/or reimbursement may be terminated at any time.

The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. During the reporting period, the Manager waived $45,030. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in Affiliated Funds. During the reporting period, the Manager waived fees and/or reimbursed the Fund $13,219 for these management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

During the reporting period, the Manager also voluntarily reimbursed $505,438 of additional Fund expenses. See Note 2.

10. Borrowing and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.3 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Consolidated Statement of Operations. The Fund did

116      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

10. Borrowing and Other Financing (Continued)

not utilize the Facility during the reporting period.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Global Multi Strategies Fund:

We have audited the accompanying consolidated statement of assets and liabilities of Oppenheimer Global Multi Strategies Fund and subsidiary, including the consolidated statement of investments, as of May 31, 2017, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the five-year period then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2017, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Multi Strategies Fund and subsidiary as of May 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

July 26, 2017

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FEDERAL INCOME TAX INFORMATION Unaudited

In early 2017, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2016.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 3.65% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $356,277 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2017, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $1,134,831 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

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PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s propectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about each Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources

Oppenheimer Global Multi Strategies Fund	12/16/16	27.4%	0.0%	72.6%

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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES

The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado

80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation,

retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2006) Year of Birth: 1943	Governor of Community Foundation of the Florida Keys (non-profit) (since July 2012); Director of TCP Capital, Inc. (since November 2015); Chairman Emeritus and Trustee (since August 2011) of The Jackson Laboratory (non-profit); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (October 2004-February 2017); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (September 2004-June 2015); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beth Ann Brown, Trustee (since 2016) Year of Birth: 1968	Advisor, Board of Advisors of Caron Engineering Inc. (since December 2014); Independent Consultant (since September 2012); held the following positions at Columbia Management Investment Advisers LLC: Head of Intermediary Distribution (2008-2012), Managing Director, Strategic Relations (2005-2008), Managing Director, Head of National Accounts (2004-2005); Senior Vice President, National Account Manager (2002-2004), Senior Vice President, Key Account Manager (1999-2002) and Vice President, Key Account Manager (1996-1999) of Liberty Funds Distributor, Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non -profit) (2012-2015); and Vice President and Director of Grahamtastic Connection (non -profit) (since May 2013). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Brown has served on the Boards of certain Oppenheimer funds since January 2016, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation Athletic & Scholarship Program (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Chairman of Monster Worldwide, Inc. (on-line career services) (March 2015-November 2016), Director of Monster Worldwide, Inc. (on-line career services) (February 2008-June 2011); Lead Director (June 2011-March 2015); Chairman of Alenia North America, Inc. (military

122      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Edmund P. Giambastiani, Jr., Continued	and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), Supreme Allied Commander of NATO Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. He recently completed serving as a federal commissioner on the Military Compensation and Retirement Modernization Commission. Oversees 57 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Director of Cartica Management, LLC Funds (private investment funds) (since 2017); Trustee of University of Florida Law Center Association, Inc. (since 2016); Member of University of Florida Law Advisory Board, Washington, DC Alumni Group (since 2015); Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP (1987 – 1991). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2006) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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TRUSTEES AND OFFICERS Unaudited / Continued
Joel W. Motley, Trustee (since 2006) Year of Birth: 1952	Director of Office of Finance Federal Home Loan Bank (since September 2016); Director of Greenwall Foundation (since October 2013); Member of Board and Investment Committee of The Greenwall Foundation (since April 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Advisory Board Director of Massey Quick and Company, LLC (since October 2014); Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Board Member (since January 2015), Board Member of 100 Women in Hedge Funds (non-profit) (since January 2015); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003- 2004); held the following positions at Morgan Stanley: Managing Director (1997- 2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008- 2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954	Treasurer, Chairman of the Audit and Finance Committee (since January 2016); Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/ Trustee (December 2008-September 2014) of the Board of Directors/Trustees of

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Daniel Vandivort, Continued	Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (since January 2015 and June 2007-December 2013); Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989 to January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER

Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 99 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND

The addresses of the Officers in the chart below are as follows: for Mr. Wong, and Mss. Lo Bessette, Mss. Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Caleb Wong, Vice President (since 2006) Year of Birth: 1965	Vice President of the Sub-Adviser (since June 1999); Senior Portfolio Manager of the Sub-Adviser (since January 2005); Head of fixed income quantitative research and risk management of the Sub-Adviser (1997-1999) and worked in fixed-income quantitative research and risk management for the Sub-Adviser (since July 1996).

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TRUSTEES AND OFFICERS Unaudited / Continued

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Senior Vice President and Deputy General Counsel (March 2015-February 2016) and Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Vice President, Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 99 portfolios in the OppenheimerFunds complex.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 99 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 99 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of the Manager (since January 2017); Vice President of the Manager (January 2013-January 2017); Vice President of Sub-Adviser (February 2007-December 2012); Assistant Vice President of Sub-Adviser (August 2002-2007). An officer of 99 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2017 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms

●	When you create a user ID and password for online account access

●	When you enroll in eDocs Direct,SM our electronic document delivery service

●	Your transactions with us, our affiliates or others

●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

128      OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2016. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us
oppenheimerfunds.com

Call Us
800 225 5677

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2017 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0853.001.0517 July 25, 2017

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Joanne Pace, the Board’s Audit Committee Chairwoman, is an audit committee financial expert and that Ms. Pace is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)     Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $69,200 in fiscal 2017 and $59,100 in fiscal 2016.

(b)     Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $7,000 in fiscal 2017 and $4,097 in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed $320,775 in fiscal 2017 and $518,750 in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, and additional audit services

(c)     Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $2,408 in fiscal 2017 and no such fees in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed $710,577 in fiscal 2017 and $371,191 in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)     All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairwoman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,040,760 in fiscal 2017 and $894,038 in fiscal 2016 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 5/31/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Multi Strategies Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	7/14/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	7/14/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	7/14/2017